SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment No. __)

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[ ]	Preliminary Information Statement
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[X]	Definitive Information Statement

Fundrise Innovation Fund, LLC
(Name of Registrant as Specified In Its Charter)

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FUNDRISE INNOVATION FUND

Dated February 3, 2026

INFORMATION STATEMENT

This Information Statement is being furnished on behalf of the Board of Directors (the “Directors” or the “Board”) of Fundrise Innovation Fund (formerly known as the Fundrise Growth Tech Fund, LLC) (the “Fund”) about recent changes related to the Fund. As described in more detail herein, the Board has approved (i) certain changes to amend and restate the Fund’s Limited Liability Company Agreement (the “LLC Agreement”); and (ii) classification of the Board into three classes of Directors. The proposed changes to the LLC Agreement will change shareholders’ rights, as outlined further in this Information Statement.

The changes to the LLC Agreement and Board structure that are discussed in this Information Statement were approved by the Board on the recommendation of the Fund’s investment adviser, Fundrise Advisors, LLC (the “Adviser”), without shareholder approval as is permitted by the Fund’s LLC Agreement.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

These changes are being implemented to facilitate the Fund’s proposed conversion to a listed closed-end fund and listing on a national securities exchange (the “Exchange”), under the anticipated ticker VCX, as described in detail in a separate Proxy Statement that is being sent to all Fund shareholders as of January 30, 2026. The Fund’s conversion and listing on the Exchange are subject to shareholder approval. Please review the Proxy Statement for more information. You can access the Proxy Statement on the Fund’s website at www.fundrisegrowthtechfund.com and you can request an additional copy of the Proxy Statement by writing to the Fund at Fundrise Innovation Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, or by calling (202)584-0550.

The Fund is in the process of applying for listing on the Exchange, with such listing expected to be effective later in 2026. Listing on the Exchange will require the approval of the Exchange and the satisfaction of its listing standards, as well as shareholder approval, which we believe will be achieved.  However, there is no guarantee that the listing will be approved or that the conversion will take place.  If the Fund is not approved for listing, the Board may elect not to implement some or all of the changes to the LLC Agreement, or the classification of the Board.

This Information Statement will be sent beginning on or about February 3, 2026 to shareholders of record of the Fund as of January 30, 2026 (the “Record Date”). The Information Statement is also available on the Fund’s website at www.fundrisegrowthtechfund.com. A copy of the Information Statement may be obtained, without charge, by writing to the Fund at Fundrise Growth Tech Fund, LLC, Attn: Investor Relations, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036 or by calling (202) 584-0550.

INTRODUCTION
We believe that converting the Fund to a listed closed-end structure confers several compelling benefits to shareholders, including daily tradability for shareholders. The proposed changes described in this Information Statement are intended to support the Fund’s listing on the Exchange. Specifically, these changes modernize the Fund’s LLC Agreement and facilitate the Fund’s listing, as well as position the Board for the Fund’s conversion to a listed closed-end fund.

Changes to the Fund’s LLC Agreement

The Board believes that the amendment and restatement of the Fund’s LLC Agreement will offer more operational specificity and potential efficiency for the Fund’s operations, as the Fund transitions to function as a listed closed-end fund. Specifically, the Board believes the proposed changes are consistent with current market practice for listed closed-end funds, with certain revisions expressly addressing Exchange listing-related operations. The proposed changes are intended to make the administration of the Fund more efficient and cost-effective on a going forward basis, and provide more flexibility for the operations of the Fund. In addition, certain of the proposed revisions are intended to protect the long-term interests of Fund shareholders.

Although federal law, and particularly the Investment Company Act of 1940, regulates many aspects of the governance of a fund, every fund is organized as a legal entity under state law. The Fund is organized as a Limited Liability Company under Delaware law, which provides a legal framework for the general powers, duties, rights and obligations of the Directors and shareholders, but leaves the more specific powers, duties, rights and obligations to be determined by the Directors as set forth in the Fund’s LLC Agreement.

It is proposed that the changes to the Fund’s LLC Agreement take effect concurrently with the listing of the Fund’s shares on the Exchange.  In the event that the listing and conversion are not approved by Fund shareholders, or the Fund’s shares are not listed on the Exchange, the changes to the LLC Agreement will not be implemented.

The changes to the Fund’s LLC Agreement could be viewed as changes that substantively affect shareholder rights. The most material changes are outlined below but the Amended and Restated LLC Agreement is attached in its entirety as Exhibit A to this Information Statement. Defined terms used but not defined herein have the meanings set forth in the Amended and Restated LLC Agreement.

Currently, the LLC Agreement is drafted for a tender offer fund but the Fund is converting to a listed fund, subject to Exchange and shareholder approval. Therefore, provisions related to annual shareholder meetings, Director nominations, shareholder proposals, and proxy voting have been added to the Amended and Restated LLC Agreement. In addition, the current LLC Agreement includes an in-depth provision about tender offers as approved by the Board. After the Fund is listed, shareholders will have the ability to redeem their shares on the market any day the Exchange is open, and therefore, no repurchases by the Fund are anticipated, and the Amended and Restated Agreement has been revised accordingly.

Provision	Current LLC Agreement	Amended and Restated LLC Agreement
Redemptions and Repurchases
Unless the Board otherwise determines with respect to a particular series or Class of Shares at the time of establishing and designating the same, each holder of Shares of a particular series or Class shall have the right at such times as may be permitted by the Board to require the Company to repurchase (out of the assets belonging to the applicable Class) all or any part of such holder’s Shares at the Net Asset Value thereof as of the repurchase pricing date established by the Board, less any repurchase fee established by the Board in its discretion, and subject to such conditions as the Board may determine, which may include establishing a maximum amount of Shares that may be repurchased and prorating Shares tendered for repurchase if the repurchase is oversubscribed. Payment for such

Unless the Board otherwise determines with respect to a particular series or Class of Shares at the time of establishing and designating the same, no Shares are redeemable at the option of the holders thereof.

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Shares shall be made by the Company to the Member within seven (7) days after the repurchase pricing date established by the Board. The repurchase price may in any case or cases be paid in cash or wholly or partly in kind if the Board determines that such payment is necessary, advisable, or appropriate in the interests of the remaining Members. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the repurchase price shall be determined by or under authority of the Board. In no case shall the Company be liable for any delay of any Person in transferring securities selected for delivery as all or part of any payment in kind.

Currently, Directors are elected by a plurality. With plurality voting, the nominees who receive the most “for” votes are elected to the board until all board seats are filled. Per the Amended and Restated LLC Agreement, in an uncontested election, Directors would continue to be elected by a plurality; while a contested Director election (one where there is more than one candidate for a Director position), would require a candidate to receive the vote of a majority of the shares outstanding to be elected. If no candidate received the vote of a majority of the shares outstanding, the existing Directors would hold over and continue to serve until their successors were elected.

Provision	Current LLC Agreement	Amended and Restated LLC Agreement
Quorum and Required Vote
Except when a larger vote is required by applicable law or any provision of this Agreement, when a quorum is present at any meeting, a majority of the Shares shall decide any questions and a plurality of the Shares voted shall elect a Director, provided that where any provision of law or of this Agreement requires that the holders of any series shall vote as a series (or that holders of a Class shall vote as a Class), then, a majority of the Shares of that series (or Class) voted on the matter (or a plurality with respect to the election of a Director) shall decide that matter insofar as that series (or Class) is concerned.

Except when a larger vote is required by applicable law or any provision of this Agreement, when a quorum is present at any meeting, a majority of the outstanding Shares shall decide any questions and, with respect to a Contested Election, shall elect Directors, and, other than with respect to a Contested Election, a plurality of the Shares voted shall elect Directors, provided that where any provision of law or of this Agreement requires that the holders of any series shall vote as a series (or that holders of a Class shall vote as a Class), then, a majority of the outstanding Shares of that series (or Class) voted on the matter (or a plurality with respect to the election of a Director other than with respect to a Contested Election) shall decide that matter insofar as that series (or Class) is concerned.

Certain provisions were added to the Amended and Restated LLC Agreement to protect long-term shareholders, including qualifications for Directors and additional authority for continuing Directors to amend the LLC Agreement, change Fund Committees, dissolve or terminate the Fund, and merge, consolidate, divide, or convert the Fund, as well as the following:

Provision	Current LLC Agreement	Amended and Restated LLC Agreement
Limited of Liability
No Director shall be liable to the Company or to any Member except for such Director’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Director’s actions as a Director, and no Director shall be liable for errors of judgment or mistakes of fact or law. The Directors shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, employee, or agent of the Company or any service provider

No Director shall be liable to the Company or to any Member except to the extent such Director shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Director’s office. The Directors shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, employee, or agent of the Company or any service provider of the Company, including the Investment Manager, any Transfer Agent and/or any custodian.

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of the Company, including the Investment Manager, any Transfer Agent and/or any custodian.
No Direct Claims	N/A
No group of Members shall have the right to bring or maintain a direct action or claim for monetary damages against the Company or the Directors predicated upon an express or implied right of action under this Agreement or the Investment Company Act, nor shall any single Member, who is similarly situated to one or more other Members with respect to the alleged injury, have the right to bring such an action, unless Members who hold at least 10% of the outstanding Shares of the Company have obtained authorization from the Directors to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Directors. A request for authorization shall be mailed to the secretary of the Company at the Company’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the group of Members or Member to support the allegations made in the request. The Directors shall consider such request within 90 days of its receipt by the Company. In their sole discretion, the Directors may submit the matter to a vote of Members of the Company or series or class of shares, as appropriate. Any decision by the Directors to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Members, shall be made in their business judgment and shall be binding on all Members. The Board shall be entitled to retain counsel or other advisors in considering the merits of any request for authorization to bring a direct action and may require an undertaking by the Members making such request to reimburse the Company for the fees and expense of any such counsel or other advisors and other out of pocket expenses of the Company, in the event that the Board determines not to bring such action. The Company is hereby permitted to redeem or repurchase Shares of any Member liable to the Company under this Section 13.19 at a value determined by the Board in accordance with the Investment Company Act and other applicable law, and to set off against and retain any distributions otherwise payable to any Member liable to the Company under this Section 13.19, in payment of amounts due hereunder. For purposes of this Section 13.19, the Board may designate a committee of one Director to consider a Member request for authorization to bring a direct action if necessary to create a committee with a majority of Directors who are independent directors.

Derivative Actions	N/A
In addition to the requirements under applicable law, a Member or Members may bring a derivative action on behalf of the Company only if the following conditions are met:

(a)   The Member or Members must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed.  For purposes of this Section 13.18, a demand on the Board shall be deemed not likely to succeed and therefore excused only if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Directors who are not “independent Directors” (as such term is defined in the Investment Company Act);

(b)   Unless a demand is not required under Section 13.18(a), Members eligible to bring such derivative action under applicable law who hold at least a majority of the outstanding Shares of the Company shall join in the demand for the Board to commence such

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action. If a demand is not required under Section 13.18(a), Members eligible to bring such derivative action under applicable law who hold at least 10% of the outstanding Shares of the Company shall join in the demand for the Board to commence such action; and

(c)   Unless a demand is not required under Section 13.18(a), the Board must be afforded a reasonable amount of time to consider such Member request and to investigate the basis of such claim. The Board shall be entitled to retain counsel or other advisors in considering the merits of the demand and may require an undertaking by the Members making such demand to reimburse the Company for the fees and expense of any such counsel or other advisors and other out of pocket expenses of the Company, in the event that the Board determines not to bring such action. The Company is hereby permitted to redeem or repurchase Shares of any Member liable to the Company under this Section 13.18(c) at a value determined by the Board in accordance with the Investment Company Act and other applicable law, and to set off against and retain any distributions otherwise payable to any Member liable to the Company under this Section 13.18(c), in payment of amounts due hereunder.

(d)   For purposes of this Section 13.18, the Board may designate a committee of one Director to consider a Member demand if necessary to create a committee with a majority of Directors who are “independent Directors” (as such term in defined in the Investment Company Act).

(e)   To the maximum extent permitted by law, each Member acknowledges and agrees that any alleged injury to the assets of the Company, any diminution in the value of the Member’s shares, or any other claim arising out of or relating to an allegation regarding the actions, inaction, or omissions of or by the Directors, the Company’s officers or an investment adviser of the Company is a legal claim belonging only to the Company and not to the Members individually.  Accordingly, all Members shall be bound to bring any and all such claims pursuant only to the provisions of this Section 13.18. The Members acknowledge that, for these purposes, the Company is deemed to be a separate and distinct legal entity.

The Amended and Restated LLC Agreement’s provision about arbitration has been changed to relate to Delaware court jurisdiction.

Application of Delaware Control Share Acquisition Provisions

The Amended and Restated LLC Agreement also provides for the application of control share acquisition provisions similar to those contained in Subchapter III of the Delaware Statutory Trust Act in order to protect long-term shareholders (the “Control Share Provisions”).

The Control Share Provisions provide for a series of voting power thresholds above which shares are considered “control beneficial interests” (referred to here as “control shares”). These voting power thresholds are as follows:

•	10% or more, but less than 15% of all voting power;

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•	15% or more, but less than 20% of all voting power;

•	20% or more, but less than 25% of all voting power;

•	25% or more, but less than 30% of all voting power;

•	30% or more, but less than a majority of all voting power; or

•	a majority or more of all voting power.

Voting power is defined by the Control Share Provisions as the power to directly or indirectly exercise or direct the exercise of the voting power of fund shares in the election of Directors. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” which is broadly defined by the Control Share Provisions.

Once a threshold is reached, an acquirer has no voting rights with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Board. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Provisions provide procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. The Board is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. However, the Amended and Restated LLC Agreement provides that the voting restrictions under the Control Share Provisions shall not apply to (i) any acquisition of preferred shares that may be issued by the Fund and (ii) any acquisition or proposed acquisition of shares by any company that, in accordance with the 1940 Act or SEC exemptive order or other regulatory relief or guidance, votes the shares held by it in the same proportion as the vote of all other holders of such security or all securities.

The Control Share Provisions do not retroactively apply to acquisitions of shares that occurred prior to the Fund becoming a listed closed-end fund. However, such shares will be aggregated with any shares acquired thereafter for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Provisions require shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The Control Share Provisions have the potential to serve as a defensive measure or anti-takeover device against activist investors’ proposals. As such, the Control Share Provisions may protect the long-term interests of Fund shareholders by limiting the ability of activist investors to use their ownership to attempt to disrupt the Fund’s long-term strategy. However, the Control Share Provisions may also serve to entrench the Board and make it less responsive to shareholder requests. The totality of positive or negative effects is difficult to predict as similar provisions have been in effect for other funds for a relatively short period of time.

The foregoing is only a summary of certain aspects of the Control Share Provisions. Shareholders should consult their own legal counsel to determine the application of the Control Share Provisions with respect to their shares of the Fund and any subsequent acquisitions of shares.
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Classification of the Board

In connection with the listing of the Fund’s shares on the Exchange, the Board has approved dividing the Board into three classes: Class I, Class II and Class III, and generally only one class of Directors will stand for election each year. The Board approved the Directors serving in classes and for the related terms, as follows:

Name of Director	Class and Term of Office*
Independent Directors
Jennifer Blatnik	Class I/2027 annual meeting*
Jeffrey R. Deitrich	Class II/2028 annual meeting*
Glenn R. Osaka	Class III/2029 annual meeting*
Interested Director
Benjamin S. Miller	Class III/2029 annual meeting*

* Each Director will serve until the later of the date of the Fund’s annual meeting as designated above, or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

Notwithstanding the foregoing, in the event that the Fund’s shares are not listed on the Exchange, the Board may not be classified, and each Director would continue to serve an indefinite term pursuant to the terms of the Fund’s current LLC Agreement.
Board Considerations
After careful consideration and deliberation, considering all of the related factors, the Board determined that each of (i) the changes to the Fund’s LLC Agreement; and (ii) the classification of the Board into three classes of Directors, were in the best interests of Fund shareholders to support the Fund as a listed closed-end fund.

GENERAL INFORMATION

The Fund is a closed-end fund that commenced investment operations on July 20, 2022. The Fund’s principal executive office is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, and its telephone number is (202) 584-0550. The Board supervises the business activities of the Fund. Like other funds, the Fund retains various organizations to perform specialized services. The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”). Atlantic Fund Administration, LLC, a wholly-owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides certain administration and portfolio accounting services to the Fund. Apex is located at 190 Middle Street, Suite 101, Portland, Maine 04101.
The Bank of New York Mellon (“BNY”), which has its principal offices at 240 Greenwich Street, New York, New York 10286, serves as the custodian for the securities and cash of the Fund’s portfolio pursuant to a Custody Agreement with the Fund. Under the Custodian Agreement, BNY holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to their duties. The Fund may decide in the future to self-custody its assets, including securities, cash and other assets. In the event that the Fund elects to self-custody assets in the future, the Fund will do so in accordance with the requirements of Rule 17f-2 under the 1940 Act.
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Computershare, Inc. and its wholly-owned subsidiary Computershare Trust Company, N.A. (together with Computershare, Inc., “Computershare”), which has its principal office at 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent for all transactions in the Fund’s shares through the Fundrise Platform. BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), which has its principal office at 240 Greenwich Street, New York, New York 10286, serves as an additional transfer agent for the Fund for transactions in the Fund’s shares through any other channel/platforms.
Fund Shares may also be offered and distributed by Foreside Fund Services, LLC (“Foreside”). Foreside, with offices located at 190 Middle Street, Suite 101, Portland, Maine 04101, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares. The Fund’s Shares offered for sale through Foreside are sold at the Fund’s net asset value. Foreside may enter into broker-dealer selling agreements with other broker-dealers for the sale and distribution of the Fund’s Shares.
Shares Outstanding

As of the Record Date, there were 28,346,610 shares of the Fund outstanding.
Record of Beneficial Ownership

As of the Record Date, the Adviser believes that there were no beneficial owners holding 5% or more of the total outstanding shares of any Class of shares of the Fund.

Also as of the Record Date, the Adviser believes that the Fund’s officers and Directors directly owned less than 1% of the outstanding shares of each Class of the Fund.

Financial Information

Shareholders can obtain a copy of the Fund’s most recent annual and semi-annual reports, including financial statements and schedules, at no charge, by sending a written request to the Fund, 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036 or by calling (202) 584-0550. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as ‘EDGAR”) system and are publicly available on the Securities & Exchange Commissions’ website, located at http://www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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EXHIBIT A

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

FUNDRISE INNOVATION FUND, LLC

Dated as of _______________

This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF FUNDRISE INNOVATION FUND, LLC is dated as of ___________.  Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in Section 1.1.

WHEREAS, the Company was originally formed pursuant to that certain Certificate of Formation of the Company filed with the Secretary of State of the State of Delaware on June 7, 2021 (the “Certificate of Formation”) and the Limited Liability Company Agreement of the Company dated as of April [●], 2022 (the “Existing Agreement”); and

WHEREAS, the Company filed a certificate of amendment to the Certificate of Formation with the Secretary of State of the State of Delaware on December 8, 2021 to update the name of the Company from Fundrise Growth Tech Interval Fund, LLC to Fundrise Growth Tech Fund, LLC; and

WHEREAS, the Company filed a certification of amendment to the Certificate of Formation with the Secretary of State of the State of Delaware on January [20], 2026 to update the name of the Company from Fundrise Growth Tech Fund, LLC to Fundrise Innovation Fund, LLC; and

WHEREAS, parties hereto hereby desire to continue the Company and to amended and restate the Existing Agreement in its entirety as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend and restate the Existing Agreement and agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1. Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Additional Member” means a Person admitted as a Member of the Company as a result of an issuance of Shares to such Person by the Company.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the Person in question.  As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise; and the term “controlled” shall have a correlative meaning.
“Agreement” means this Amended and Restated Limited Liability Company Agreement of the Company, as it may be amended, modified, or restated from time to time.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the District of Columbia shall not be regarded as a Business Day.

“Capital Contribution” means, with respect to any Member, the amount of cash and the initial gross fair market value (as determined by the Board in its good faith discretion) of any other property contributed or deemed contributed to the capital of the Company by or on behalf of such Member, reduced by the amount of any liability assumed by the Company relating to such property and any liability to which such property is subject.

“Certificate” means a certificate in such form as may be adopted by the Board and issued by the Company, evidencing ownership of one or more Shares, if any.

“Certificate of Formation” means the Certificate of Formation of the Company filed with the Secretary of State of the State of Delaware as referenced in Section 2.9, as such Certificate of Formation may be amended, modified, or restated from time to time.

“Class” means a class of Shares of the Company or of any series of the Company established in accordance with the provisions of Article III hereof.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time.  Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

“Commission” means the United States Securities and Exchange Commission.

“Common Shares” means any Shares of the Company that are not Preferred Shares.

“Company” means Fundrise Innovation Fund, LLC, a Delaware limited liability company, and any successors thereto.

“Contested Election” shall mean any election of Directors in which the number of persons nominated for election as Directors exceeds the number of Directors to be elected, with the determination that any election of Directors is a Contested Election to be made by the secretary or other officer of the Company prior to the time the Company mails its initial proxy statement in connection with such election of Directors.  If, prior to the time the Company mails its initial proxy statement in connection with such election of Directors, one or more persons nominated for election as a Director are withdrawn such that the number of persons nominated for election as Director no longer exceeds the number of Directors to be elected, such election shall not be considered a Contested Election.

“Continuing Director” means a Director who either (a) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Company’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board, or designated as a Continuing Director, by a majority of the Continuing Directors then members of the Board.

“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, et seq., as amended, supplemented, or restated from time to time, and any successor to such statute.

“Directors” or “Board” means all Persons who may from time to time be duly elected or appointed and have qualified to serve as Directors in accordance with the provisions hereof, in each case so long as such Person shall continue in office in accordance with the terms of this Agreement, and reference herein to: (a) a Director shall refer to such Person in such Person’s capacity as a Director hereunder; and (b) the Directors shall refer to such Persons in such Persons’ capacities as Directors hereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented, or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

“Expenses and Liabilities” has the meaning assigned to such term in Section 6.5.

“Fundrise Platform” means the online investment platform located at www.fundrise.com, which is owned and operated by Fundrise, LLC, a Delaware limited liability company and an affiliate of the Sponsor.

“General Assets” has the meeting assigned to such term in Section 3.4(b)(1).

“Governmental Entity” means any court, administrative agency, regulatory body, commission, or other governmental authority, board, bureau, or instrumentality, domestic or foreign and any subdivision thereof.

“Indemnified Person” means:

(a) any Person who is or was an officer of the Company, if any;

(b) any Person who is or was a Director of the Company;

(c) the Investment Manager, together with its officers, directors, members and managers;

(d) the Sponsor, together with its officers, directors, shareholders and Affiliates;

(e) any Person who is or was a partnership representative or designated individual of the Company;

(f) any Person who is or was serving at the request of the Company as an officer, director, member, manager, partner, tax matters partner (if applicable), partnership representative (if applicable), designated individual (if applicable), fiduciary, or trustee of another Person (including any Subsidiary); provided, that a Person shall not be an Indemnified Person by reason of providing, on a fee-for-services basis, trustee, fiduciary, or custodial services; and

(g) any Person the Board designates as an “Indemnified Person” for purposes of this Agreement.

“Interested Person” has the meaning given to such term in the Investment Company Act.

“Investment Company Act” means the Investment Company Act of 1940, as amended, supplemented, or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder and interpretations thereunder, and any order or orders thereunder which may from time to time be applicable to the Company.  References herein to specific sections of the Investment Company Act shall be deemed to include such rules and regulations as are applicable to such sections as determined by the Directors or their designees.

“Investment Manager” means Fundrise Advisors, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Sponsor.

“Liquidator” means one or more Persons selected by the Board to perform the functions described in Section 9.2 as liquidating trustee of the Company, as applicable, within the meaning of the Delaware Act.

“Member” means each member of the Company, including, unless the context otherwise requires, each Substitute Member and each Additional Member.

“Merger Agreement” has the meaning assigned to such term in Section 11.1.

“Net Asset Value” means the net asset value of each series or Class of the Company, determined as provided in Section 4.1.

“Opinion of Counsel” means a written opinion of counsel (which may be regular counsel to the Company or any of its Affiliates) acceptable to the Board.

“Outstanding” means, with respect to Shares, all Shares that are issued by the Company and reflected as Outstanding on the Company’s books and records as of the date of determination.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, Governmental Entity, series of any entity or other entity.

“Plan of Conversion” has the meaning assigned to such term in Section 11.1.

“Plan of Division” has the meaning assigned to such term in Section 11.1.

“Preferred Shares” means a class of Shares of the Company that entitles the Record Holders thereof to a preference or priority over the Record Holders of any other class of Shares of the Company in:

(a) the right to share profits or losses or items thereof;

(b) the right to share in distributions; or

(c) rights upon termination or liquidation of the Company (including in connection with the dissolution or liquidation of the Company).

“Preferred Shares” shall not include Common Shares.

“Record Date” means the date established by the Board, in its discretion, for determining:

(a) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of Members or entitled to exercise rights in respect of any lawful action of Members; or

(b) the identity of Record Holders entitled to receive any report or distribution or to participate in any offer.

“Record Holder” or “holder” means, with respect to any Shares, the Person in whose name such Shares are registered on the books of the Company (or on the books of any Transfer Agent, if applicable) as of the opening of business on a particular Business Day.

“Roll-Up Transaction” has the meaning assigned to such term in Section 11.6(a).

“Securities Act” means the Securities Act of 1933, as amended, supplemented, or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

“Share” means a share of the Company issued by the Company that evidences a Member’s rights, powers and duties with respect to the Company pursuant to this Agreement and the Delaware Act.  Shares may be Common Shares or Preferred Shares, and may be issued in different Classes or series.

“Share Designation” has the meaning assigned to such term in Section 3.4(a).

“Sponsor” means Rise Companies Corp., a Delaware corporation.

“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such Person.

“Substitute Member” means a Person who is admitted as a Member of the Company as a result of a transfer of Shares to such Person.

“Surviving Business Entity” has the meaning assigned to such term in Section 11.2(a)(ii).

“transfer” means, with respect to a Share, a transaction by which the Record Holder of a Share transfers or assigns such Share to another Person which is or becomes a Member, and includes a sale, transfer, assignment, gift, exchange, or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation, or mortgage.

“Transfer Agent” means, with respect to any Class or series of Shares, such bank, trust company, or other Person (including the Company or one of its Affiliates) as shall be appointed from time to time by the Company to act as registrar and transfer agent for such Class or series of Shares; provided that, if no Transfer Agent is specifically designated for such Class or series of Shares, the Company shall act in such capacity.

“U.S. GAAP” means United States generally accepted accounting principles consistently applied.

Section 1.2. Construction.

Unless the context requires otherwise:

(a) any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa;

(b) references to Articles and Sections refer to Articles and Sections of this Agreement; and

(c) the term “include” or “includes” means includes, without limitation, and “including” means including, without limitation.

Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction, or effect of this Agreement.  Any reference to any statute, law, code, rule, or regulation shall be deemed to refer to such statute, law, code, rule, or regulation as amended or restated from time to time and any successor thereto.

ARTICLE II
ORGANIZATION

Section 2.1. Formation.

The Company has been formed as a limited liability company pursuant to the provisions of the Delaware Act.  Except as expressly provided to the contrary in this Agreement, the rights, duties, liabilities and obligations of the Members and the administration, dissolution and termination of the Company shall be governed by the Delaware Act.  All Shares shall constitute personal property of the owner thereof for all purposes and a Member has no interest in specific Company property.

Section 2.2. Name.

The name of the Company shall be “Fundrise Growth InnovationFund, LLC.” The acts of the Company may be conducted under any other name or names, as determined by the Board.  The Board may change the name of the Company at any time and from time to time.

Section 2.3. Registered Office; Registered Agent; Principal Office; Other Offices.

The address of the registered office of the Company in the State of Delaware, and the name of the Company’s registered agent at such address, shall be as set forth in the Certificate of Formation.  The principal office of the Company shall at such place as the Board may from time to time designate. The Company may maintain offices at such other place or places within or outside the State of Delaware as the Board determines to be necessary, advisable, or appropriate.

Section 2.4. Purposes.

The purpose of the Company is to conduct, operate and carry on the business of a management investment company registered under the Investment Company Act.  In furtherance of the foregoing, it shall be the purpose of the Company to do everything necessary, advisable, appropriate, suitable, convenient, or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of a management investment company registered under the Investment Company Act, including those which may be engaged in or carried on by a trust organized under the laws of the State of Delaware, and, in connection therewith, the Company shall have and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware limited liability company.

Section 2.5. Qualification in Other Jurisdictions.

The Board may cause the Company to be qualified or registered in any jurisdiction in which the Company transacts business and shall be authorized to execute, deliver and file any certificates and documents necessary to effect such qualification or registration.

Section 2.6. Powers.

The Company shall be empowered to do any and all acts and things necessary, advisable and/or appropriate for the furtherance and accomplishment of the purposes described in Section 2.4.

Section 2.7. Power of Attorney.

Each Member hereby constitutes and appoints each Director and each officer of the Company, and, if a Liquidator shall have been selected pursuant to Section 9.2, the Liquidator (and any successor to the Liquidator by merger, transfer, assignment, election, or otherwise) and each of their authorized officers and attorneys-in-fact, as the case may be, with full power of substitution, as such Member’s true and lawful agent and attorney-in-fact, with full power and authority in such Member’s name, place and stead, to:

(a) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices:

(i) all certificates, documents and other instruments (including this Agreement and the Certificate of Formation and all amendments or restatements hereof or thereof) that the Directors or officers of the Company (or the Liquidator) determine to be necessary, advisable, or appropriate to form or qualify, or to continue the existence or qualification of, the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property;

(ii) all certificates, documents and other instruments that the Directors or officers of the Company (or the Liquidator) determine to be necessary, advisable, or appropriate to reflect, in accordance with its terms, any amendment, modification, or restatement of this Agreement;

(iii) all certificates, documents and other instruments (including conveyances and a certificate of cancellation) that the Directors or officers of the Company (or the Liquidator) determine to be necessary, advisable, or appropriate to reflect the dissolution, liquidation and/or termination of the Company pursuant to the terms of this Agreement;

(iv) all certificates, documents and other instruments relating to the admission, withdrawal, removal, or substitution of any Member pursuant to, or in connection with other events described in, Section 11.6 or Article III, Article IV, or Article IX;

(v) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of any Class or series of Shares issued pursuant to Section 3.2; and

(vi)  all certificates, documents and other instruments (including agreements and certificates) relating to a merger, consolidation, division or conversion of the Company pursuant to Article XI.

(b) execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments that the Directors or officers of the Company (or the Liquidator) determine to be necessary or appropriate to:

(i) make, evidence, give, confirm, or ratify any vote, consent, approval, agreement, or other action that is made or given by the Members hereunder or is consistent with the terms of this Agreement; or

(ii) effectuate the terms or intent of this Agreement;

provided, that, when required by any provision of this Agreement that establishes a percentage of the Members or of the Members of any Class or series of Shares, if any, required to take any action, the Directors or officers of the Company (or the Liquidator) may exercise the power of attorney made in this Section 2.7(b) only after the necessary vote, consent, approval, agreement, or other action of the Members or of the Members of such Class or series, as applicable.

Nothing contained in this Section 2.7(b) shall be construed as authorizing the Directors or officers of the Company (or the Liquidator) to amend, modify, or restate this Agreement except in accordance with Article X or as may be otherwise expressly provided for in this Agreement.

The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and, to the maximum extent permitted by law, not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy, or termination of any Member and the transfer of all or any portion of such Member’s Shares and shall extend to such Member’s heirs, legal representatives, executors, administrators, successors and assigns.  Each such Member hereby agrees to be bound by any representation made by the Directors or officers of the Company (or the Liquidator) acting in good faith pursuant to such power of attorney; and each such Member, to the maximum extent permitted by law, hereby waives any and all defenses that may be available to contest, negate, or disaffirm the action of the Directors or officers of the Company (or the Liquidator) taken in good faith under such power of attorney in accordance with this Section 2.7.  Each Member shall execute and deliver to the Directors or officers of the Company (or the Liquidator) within 15 days after receipt of the request therefor, such further designation, powers of attorney and other instruments as the Directors or officers of the Company (or the Liquidator) determine(s) to be necessary, advisable, or appropriate to effectuate this Agreement and the purposes of the Company.

Section 2.8. Term.

The term of the Company commenced on the day on which the Certificate of Formation was filed with the Secretary of State of the State of Delaware pursuant to the provisions of the Delaware Act.  The term of the Company shall be perpetual, unless and until it is dissolved or terminated in accordance with the provisions of Article IX.  The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate of Formation as provided in the Delaware Act.

Section 2.9. Certificate of Formation.

The Certificate of Formation has been filed with the Secretary of State of the State of Delaware as required by the Delaware Act, such filing being hereby confirmed, ratified and approved in all respects.  The Board shall use all reasonable efforts to cause to be filed such other certificates, documents, or instruments that the Board determines to be necessary, advisable or appropriate for the formation, continuation, qualification and operation of a limited liability company in the State of Delaware or any other state in which the Company may elect to do business or own property.  To the extent that the Board determines such action to be necessary, advisable, or appropriate, the Board shall direct the appropriate officers of the Company to file amendments to and restatements of the Certificate of Formation and do all things to maintain the Company as a limited liability company under the laws of the State of Delaware or of any other state in which the Company may elect to do business or own property, and any such officer so directed shall be an “authorized person” of the Company within the meaning of the Delaware Act for purposes of filing any such certificate with the Secretary of State of the State of Delaware.  The Company shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Formation, any qualification document or any amendment, modification, or restatement thereto to any Member.

ARTICLE III
MEMBERS AND SHARES

Section 3.1. Members.

(a) A Person shall be admitted as a Member and shall become bound by the terms of this Agreement if such Person purchases or otherwise lawfully acquires any Share and becomes the Record Holder of such Share in accordance with the provisions of Article III, Article IV and Article IX hereof.  A Person may become a Record Holder without the consent or approval of any of the Members.  A Person may not become a Member without acquiring a Share.

(b) The name and mailing address of each Member shall be listed on the books and records of the Company maintained for such purpose by the Company (or the Transfer Agent, if any).  The Directors shall update the books and records of the Company from time to time as necessary to reflect accurately the information therein (or shall cause the Investment Manager or the Transfer Agent to do so, as applicable).

(c) Except as otherwise provided in the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort, or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member shall be obligated personally for any such debt, obligation, or liability of the Company solely by reason of being a Member.  Members shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware, to the extent that such limitation of liability is greater than the limitation of liability specifically provided herein.

(d) Unless otherwise provided herein (including in connection with any redemption or repurchase pursuant to Article IV), Members may not be expelled from or removed as Members of the Company.  Except in connection with any repurchase offer pursuant to Section 4.5, Members shall not have any right to resign or withdraw from the Company; provided, that when a transferee of a Member’s Shares becomes a Record Holder of such Shares, such transferring Member shall cease to be a Member of the Company with respect to the Shares so transferred.

(e) Except to the extent expressly provided in this Agreement (including any Share Designation):

(i) no Member shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon dissolution or termination of the Company may be considered as such by law and then only to the extent provided for in this Agreement;

(ii) no Member holding any Class or series, of any Shares of the Company shall have priority over any other Member holding the same Class or series of Shares either as to the return of Capital Contributions or as to distributions, subject to the distinctions permitted among Classes of the same series as established by the Board, consistent with the requirements of the Investment Company Act;

(iii) no interest shall be paid by the Company on Capital Contributions; and

(iv) no Member, in its capacity as such, shall participate in the management or operation the Company or its business, transact any business in the Company’s name or on behalf of the Company, or have the power to sign documents for or otherwise bind the Company by reason of being a Member.

(f) Except as may be otherwise agreed in writing between the Company, on the one hand, and such Member, on the other hand, a Member shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Company, including business interests and activities in direct competition with the Company.  Neither the Company nor any of the other Members shall have any rights by virtue of this Agreement in any such business interests or activities of any Member.

Section 3.2. Division of Beneficial Interest.

(a) The beneficial interest in the Company shall be divided into one or more series. The Board may divide each series into one or more Classes.  The Board may from time to time establish and designate one or more series or Classes by resolution of the Board pursuant to Section 3.4.  Subject to the further provisions of this Article III and any applicable requirements of the Investment Company Act, the Board shall have full power and authority, in its sole discretion, and without obtaining any authorization or vote of the Members of any series or Class thereof, to:

(i) divide the beneficial interest in each series or Class thereof into Shares, with or without par value as the Directors shall determine;

(ii) issue Shares without limitation as to number (including fractional Shares) to such Persons and for such amount and type of consideration, subject to any restriction set forth herein, including cash or securities, at such time or times and on such terms as the Board may deem advisable or appropriate;

(iii) establish and designate and change in any manner any series or Class thereof and fix such preferences, voting powers, rights, duties and privileges and business purposes of each series or Class thereof as the Board may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior (e.g., Preferred Shares) or subordinate to (or in the case of business purposes, different from) any existing series or Class thereof and may be limited to specified property or obligations of the Company or profits and losses associated with specified property or obligations of the Company, provided, however, that the Board may not change the Outstanding Shares of a series in a manner materially adverse to Members of such Outstanding Shares without the vote of a majority of such Outstanding Shares;

(iv) divide or combine the Shares of any series or Class thereof into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such series or Class thereof in the assets held with respect to that series;

(v) classify or reclassify or otherwise change in any manner any Shares of any series or Class thereof into Shares of one or more series or Classes thereof (whether the Shares to be classified or reclassified are issued and Outstanding or unissued and whether such Shares constitute part or all of the Shares of the Company or such series or Class);

(vi) issue Shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses;

(vii) change the name of any series or Class thereof;

(viii) abolish any one or more series or Classes thereof; and

(ix) take such other action with respect to the Shares as the Board may deem necessary, advisable, or appropriate.

(b) Subject to the distinctions permitted among Classes of the same series as established by the Board, consistent with the requirements of the Investment Company Act, each Share of a series of the Company shall represent an equal beneficial interest in the net assets of such series.

(c) All references to Shares in this Agreement shall be deemed to be references to Shares of any or all series or Classes thereof, as the context may require.  All provisions herein relating to the Company shall apply equally to each series of the Company and each Class thereof, except as otherwise provided or as the context otherwise requires.

(d) Except as otherwise provided by the Board, Members shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Company.

Section 3.3. Investments in the Company.

Investments may be accepted by the Company from Persons, at such times, on such terms, and for such consideration, as the Board from time to time may authorize.  At the Board’s discretion, such investments, subject to applicable law, may be in the form of cash, securities, or other property of any type, valued as provided in Section 4.1.  Investments in a series shall be credited to each Member’s account in the form of full and fractional Shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by the Board; provided, however, that the Board may, in its sole discretion: (a) impose a sales charge upon investments in any series or Class; (b) issue fractional Shares, or (c) determine the Net Asset Value per Share of the initial Capital Contribution to the Company.  The Board and/or any Person duly authorized by the Board shall have the right to refuse to accept investments in any series or Class at any time without any cause or reason therefor whatsoever.

Section 3.4. Establishment of Series and Classes of Shares.

(a) The establishment and designation of any series or Class of Shares of the Company shall be effective upon the adoption by a majority of the then Directors of a resolution that sets forth such establishment and designation and the relative rights and preferences of such series or Class of the Company, whether directly in such resolution or by reference to another document, including any registration statement of the Company, or as otherwise provided in such resolution (each, a “Share Designation”).

(b) Shares of each series or Class of the Company established pursuant to this Article III, unless otherwise provided in the resolution or related documents establishing such series or Class, shall have the following relative rights and preferences:

(i) Assets Held with Respect to a Particular Series.  All consideration received by the Company for the sale or issue of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof from whatever source derived, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that series for all purposes, and shall be so recorded upon the books of account of the Company.  Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets held with respect to” that series.  In the event that the Company has only issued Shares of two or more series (and not Shares of the Company) and there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular series (collectively “General Assets”), the Board shall allocate such General Assets to, between, or among any one or more of the series in such manner and on such basis as the Board, in its sole discretion, deems fair and equitable, and any General Assets so allocated to a particular series shall be held with respect to that series.  Each such allocation by the Board shall be conclusive and binding upon the Members of all series for all purposes.

(ii) Liabilities Held with Respect to a Particular Series.  All liabilities of the Company held with respect to a particular series and all expenses, costs, charges and reserves attributable to that series shall be charged against the assets held with respect to that series.  To the fullest extent permitted by the Delaware Act, any general liabilities of the Company that are not readily identifiable as being held with respect to any particular series shall be allocated and charged by the Board to, between, or among any one or more of the series in such manner and on such basis as the Board, in its sole discretion deems fair and equitable.  All liabilities, expenses, costs, charges, and reserves so charged to a series are herein referred to as “liabilities held with respect to” that series.  Each allocation of liabilities, expenses, costs, charges and reserves by the Board shall be conclusive and binding upon the Members of all series for all purposes.  All liabilities held with respect to a particular series shall be enforceable against the assets held with respect to such series only and not against the assets of the Company generally or against the assets held with respect to any other series and, except as otherwise provided in this Agreement with respect to the allocation of General Assets, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Company generally or any other series thereof shall be enforceable against the assets of such series.  To the extent required by the Delaware Act in order to give effect to the limitation on inter-series liabilities set forth in this Section 3.4: (A) separate and distinct records shall be maintained for each series; (B) the assets held with respect to each series shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets held with respect to all other series and the General Assets of the Company not allocated to such series; and/or (C) the records maintained for each series shall account for the assets held with respect to such series separately from the assets of any other series and from the General Assets of the Company not allocated to such series.

(iii) Dividends, Distributions, Redemptions and Repurchases.  Notwithstanding any other provisions of this Agreement, including Article IV, no dividend or distribution on the Shares of any series, including any distribution paid in connection with termination of the Company or such series or any Class of such series, nor any redemption or repurchase of, the Shares of such series or Class shall be effected by the Company other than from the assets held with respect to such series, nor shall any Member of any particular series otherwise have any right or claim against the assets held with respect to any other series except to the extent that such Member has such a right or claim hereunder as a Member of such other series.  The Board shall have the sole discretion, to the extent not inconsistent with the Investment Company Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon all Members for all purposes.

(iv) Fractions.  Any fractional Share of the Company or any series shall carry proportionately all the rights and obligations of a whole Share of the Company or any series,

including rights with respect to voting, receipt of dividends and distributions, redemption of Shares, and termination of the Company.

(v) Exchange Privilege.  The Board shall have the authority to provide that the Members of any series or Class shall have the right to exchange such Shares for Shares of one or more other series or Class of Shares or for interests in one or more limited liability companies or “other business entities” as defined in Section 18-209 of the Delaware Act (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Board.

(vi) Combination of Series and Classes.  The Board shall have the authority, without the approval of the Members of the Company or any series or Class unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more series or Classes into assets and liabilities held with respect to a single series or Class and in connection therewith to cause the Members of each such series or Class to become Members of such single series or Class.

(vii) Elimination of Series or Classes.  At any time that there are no Shares Outstanding of any particular series or Class previously established, the Board may abolish that series or Class and rescind the establishment thereof.

(viii) Division of Series or Classes.  The Board shall have the authority, without the approval of the Members of any series or Class unless otherwise required by applicable law, to divide the assets and liabilities held with respect to any series or Class into assets and liabilities held with respect to an additional one or more series or Classes and in connection therewith to cause some or all of the Members of such series or Class to be admitted as Members of such additional one or more series or Classes.

Section 3.5. Certificates.

(a) Upon the issuance of Shares by the Company to any Person, the Company may, but shall not be obligated to, issue one or more Certificates in the name of such Person evidencing the number of such Shares being so issued.  Certificates shall be executed on behalf of the Company by an authorized representative of the Board.  No Certificate representing Shares shall be valid for any purpose until it has been countersigned by an authorized representative of the Transfer Agent, if any.  Any or all of the signatures required on the Certificate may be by facsimile or other electronic communication.  If the authorized representative of the Board or the Transfer Agent who shall have signed or whose facsimile or other electronic signature shall have been placed upon any such Certificate shall have ceased to be an authorized representative of the Board or the Transfer Agent before such Certificate is issued by the Company, such Certificate may nevertheless be issued by the Company with the same effect as if such Person were an authorized representative of the Board or the Transfer Agent at the date of issue.  Certificates for each class of Shares shall be consecutively numbered and shall be entered on the books and records of the Company as they are issued and shall exhibit the holder’s name and number and type of Shares.

(b) If any mutilated Certificate is surrendered to the Company or to the Transfer Agent, if any, an authorized representative of the Board, on behalf of the Company, shall execute, and an authorized representative of the Transfer Agent, if any, shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number and class or series of Shares as the Certificate so surrendered. An authorized representative of the Board, on behalf of the Company, shall execute, and an authorized representative of the Transfer Agent, if any, shall countersign and deliver, a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

(i) makes proof by affidavit, in form and substance satisfactory to the Company, that a previously issued Certificate has been lost, destroyed, or stolen;

(ii) requests the issuance of a new Certificate before the Company has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii) if requested by the Company, delivers to the Company a bond, in form and substance satisfactory to the Board, with surety or sureties and with fixed or open penalty as the Board may direct to indemnify the Company and the Transfer Agent, if any, against any claim that may be made on account of the alleged loss, destruction, or theft of the Certificate; and

(iv) satisfies any other reasonable requirements imposed by the Company.  If a Member fails to notify the Company within a reasonable time after such Member has notice of the loss, destruction, or theft of a Certificate, and a transfer of the Shares represented by the Certificate is registered before the Company or the Transfer Agent, if any, receives such notification, such Member shall be precluded from making any claim against the Company and/or the Transfer Agent, if any, for such transfer or for a new Certificate.

As a condition to the issuance of any new Certificate under this Section, the Company may require the payment of an amount sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent, if any) reasonably connected therewith.

Section 3.6. Record Holders.

The Company shall be entitled to recognize the Record Holder as the owner of a Share, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share on the part of any other Person, regardless of whether the Company shall have actual or other notice thereof, except as otherwise required by any applicable law, rule, regulation, or guideline.  Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company, or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent, or in some other representative capacity for another Person in acquiring and/or holding Shares, as between the Company, on the one hand, and such other Persons, on the other hand, such representative Person shall be the Record Holder of such Shares.

Section 3.7. Registration and Transfer of Shares.

Subject to the restrictions on transfer and ownership limitations contained below:

(a) The Company shall keep or cause to be kept on behalf of the Company a register that will provide for the registration and transfer of Shares.  Unless otherwise provided in any Share Designation, a Transfer Agent may, in the discretion of the Board or as otherwise required by the Exchange Act, be appointed registrar and transfer agent for the purpose of registering Shares and transfers of such Shares as herein provided.  Upon surrender of a Certificate for registration of transfer of any Shares evidenced by a Certificate, an authorized representative of the Board shall execute and deliver, and, in the case of Shares, an authorized representative of the Transfer Agent, if any, shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the Record Holder’s instructions, one or more new Certificates evidencing the same aggregate number and type of Shares as were evidenced by the Certificate so surrendered; provided, that a transferor shall provide the address, facsimile number and email address for each such transferee as contemplated by Section 13.1.

(b) The Company shall not recognize any transfer of Shares until the Certificates evidencing such Shares, if any, are surrendered for registration of transfer.  No charge shall be imposed by the Company for such transfer; provided, that as a condition to the issuance of any new Certificate, the Company may require the payment of an amount sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

(c) In the event that the Shares are not evidenced by a Certificate, the Company shall not recognize any transfer of Shares until it has received written documentation that the Board, in its sole discretion, determines is sufficient to evidence the transfer of such Shares.

(d) By acceptance of the transfer of any Share, each transferee of a Share (including any nominee holder or an agent or representative acquiring such Shares for the account of another Person):

(i) shall be admitted to the Company as a Substitute Member with respect to the Shares so transferred to such transferee when any such transfer or admission is reflected in the books and records of the Company;

(ii) shall be deemed to agree to be bound by the terms of this Agreement;

(iii) shall become the Record Holder of the Shares so transferred;

(iv) grants powers of attorney to the Directors and officers of the Company (and any Liquidator), as specified herein; and

(v) makes the consents and waivers contained in this Agreement.  The transfer of any Shares and the admission of any new Member shall not constitute an amendment to this Agreement;

(e) Notwithstanding the foregoing or any contrary provision contained in this Agreement, so long as:

(i) Fundrise Advisors, LLC, or one of its Affiliates, remains the Investment Manager of the Company; and

(ii) access to the Fundrise Platform and the ability to open accounts thereon is reasonably available to potential transferees,

no transfer of Shares shall be valid unless the transferee has established an account on the Fundrise Platform.

Section 3.8. Splits and Combinations.

(a) Subject to Section 3.2 and Article IV, and unless otherwise provided in any Share Designation, the Company may make a pro rata distribution of Shares of any Class or series of Shares to all Record Holders of such Class or series of Shares, or may effect a subdivision or combination of Shares of any Class or series of Shares, in each case, on an equal per-Share basis and so long as, after any such event, any amounts calculated on a per-Share basis or stated as a number of Shares are proportionately adjusted.

(b) Whenever such a distribution, subdivision, or combination of Shares is declared, the Board shall select a Record Date as of which the distribution, subdivision, or combination shall be effective and shall send notice thereof at least 20 days prior to such Record Date to each Record Holder as of a date not less than 10 days prior to the date of such notice.  The Board also may cause a firm of independent public accountants selected by it to calculate the number of Shares to be held by each Record Holder after giving effect to such distribution, subdivision, or combination.  The Board shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

(c) Promptly following any such distribution, subdivision, or combination, the Company may issue Certificates to the Record Holders of Shares as of the applicable Record Date representing the new number of Shares held by such Record Holders, or the Board may adopt such other procedures that it determines to be necessary or appropriate to reflect such changes.  If any such combination results in a smaller total number of Shares Outstanding, the Company shall require, as a condition to the delivery to a Record Holder of such new Certificate, the surrender of any Certificate held by such Record Holder immediately prior to such Record Date.

Section 3.9. Agreements.

The rights of all Members and the terms of all Shares are subject to the provisions of this Agreement (including any Share Designation). Ownership of Shares shall not make any Member a third-party beneficiary of any contract or agreement entered into by the Company or any series or Class and, unless otherwise expressly provided therein, Members shall have no rights, privileges, claims, or remedies under any contract or agreement entered into by the Company or any series or Class.

ARTICLE IV
NET ASSET VALUE, DISTRIBUTIONS AND REDEMPTIONS

Section 4.1. Determination of Net Asset Value.

Subject to applicable law, including the Investment Company Act, and Section 3.4 hereof, the Board, in its sole discretion, may prescribe (and delegate to any officer of the Company or any other Person or Persons the right and obligation to prescribe) such bases and time (including any methodology or plan) for determining the Net Asset Value per Share of the Company or the Net Asset Value of the Shares of the Company or any series or Class or net income attributable to the Shares of the Company or any series or Class, or the declaration and payment of dividends and distributions on the Shares of the Company or any series or Class and the method of determining the Members to whom dividends and distributions are payable, as the Board may deem necessary, advisable, or appropriate.  Without limiting the generality of the foregoing, but subject to applicable law, including the Investment Company Act, any dividend or distribution may be paid in cash and/or securities or other property, and the composition of any such distribution shall be determined by the Board (or by any officer of the Company or any other Person or Persons to whom such authority has been delegated by the Board) and may be different among Members, including differences among Members of the same series or Class.

Section 4.2. Distributions to Record Holders.

(a) Subject to the applicable provisions of the Delaware Act and except as otherwise provided in this Agreement, the Board may, in its sole discretion, at any time and from time to time, declare, make and pay distributions of cash or other assets of the Company to the Members.  Subject to the terms of any Share Designation (including the preferential rights, if any, of holders of any other Class of Shares of the Company), distributions shall be paid to the holders of Shares on an equal per-Share basis as of the Record Date selected by the Board.  Notwithstanding any contrary provision contained in this Agreement, the Company shall not be required to make a distribution to any Member on account of such Member’s interest in the Company if such distribution would violate the Delaware Act or other applicable law.

(b) Notwithstanding Section 4.2(a), in the event of the termination and liquidation of the Company, all distributions shall be made in accordance with, and subject to the terms and conditions of, Section 9.3(a).

(c) Each distribution in respect of any Shares of the Company shall be paid by the Company, directly or through its Transfer Agent, if any, or through any other Person or agent, only to the Record Holder of such Shares as of the Record Date set for such distribution.  Such payment shall constitute full payment and satisfaction of the Company’s liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

 (d) The Company shall be entitled to withhold or cause to be withheld from each Member’s distribution from the Company such amounts on account of taxes or similar charges, if any, as are required by applicable law.  Each Member shall furnish to the Company from time to time all such information as is required by applicable law or otherwise reasonably requested by the Company (including certificates in the form prescribed by the Code or Treasury Regulations thereunder or applicable state, local, or foreign law) to permit the Company to ascertain whether and in what amount withholding is required in respect of such Member.

Section 4.3. Distributions in Kind.

Subject to the terms of any Share Designation or to the preferential rights, if any, of holders of any other Class of Shares, the Company may declare and pay distributions to holders of Shares that consist of:

(a) Shares; and/or

(b) other securities or assets held by the Company or any of its subsidiaries.

Section 4.4. Valuations of In-Kind Distributions.

In the case of distributions of Shares, the value of the Shares included in such distribution shall be calculated based on the Net Asset Value per Share at the time of the distribution payment date.  In the case of distributions of other securities of the Company, the value of such securities included in such distribution will be determined by the Board in good faith.

Section 4.5. Redemptions and Repurchases.

(a) Unless the Board otherwise determines with respect to a particular series or Class of Shares at the time of establishing and designating the same, no Shares are redeemable at the option of the holders thereof.

(b) The Company shall have the right at its option and at any time to repurchase or redeem the Shares of a Member or of any Person acquiring such Shares from or through a Member at the Net Asset Value thereof, to the extent permitted by the Investment Company Act, without the consent or other action by such Member or other Person, for any reason or no reason under such terms as may be established by the Board from time to time.

(c) The Company may, at any time, when consistent with the requirements of the Agreement and the provisions of the Investment Company Act and the rules thereunder including Rule 23c-2, repurchase or redeem Shares at Net Asset Value without consent as described in the Company’s registration statement.

Section 4.6. Payment of Taxes.

If any Person exchanging a Certificate representing Shares wants the Company to issue a Certificate in a different name than the registered name on the old Certificate, or if any Person wants the Company to change the name of the Record Holder for a Share or Shares, such Person must pay any transfer or other taxes required by reason of the issuance of the Certificate in another name, or by reason of the change to the Company register, or establish, to the satisfaction of the Company or its agent, that the tax has been paid or is not applicable.

Section 4.7. Absence of Certain Other Rights.

Other than pursuant to Section 4.5 or to the terms of any Share Designation, holders of Shares shall have no conversion, exchange, sinking fund, redemption, or appraisal rights, no preemptive rights to subscribe for any securities of the Company, and no preferential rights to distributions.

ARTICLE V
BOARD OF DIRECTORS

Section 5.1. Number, Election and Tenure.

(a) The number of Directors shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Board, or by resolution approved at a duly constituted meeting, as determined, from time to time, by the Board pursuant to Section 5.3, provided that the number of Directors shall at all times be at least three (3).

(b) The Board shall be divided into three classes, designated Class I, Class II and Class III.  Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board.  Within the limits above specified, the number of the Directors in each class shall be determined by resolution of the Board.  The term of office of Class I shall expire on the date of the first annual meeting of Members or special meeting in lieu thereof following the effective date of this Agreement.  The term of Class II shall expire on the date of the second annual meeting of Members or special meeting in lieu thereof following the effective date of this Agreement.  The term of Class III shall expire on the date of the third annual meeting of Members or special meeting in lieu thereof following the effective date of this Agreement.  Upon expiration of the term of office of each class as set forth above, the number of Directors in such class, as determined by the Board, shall be elected for a term expiring on the date of the third annual meeting of Members or special meeting in lieu thereof following such expiration to succeed the Directors whose terms of office expire.  The Directors shall be elected at an annual meeting of the Members or special meeting in lieu thereof called for that purpose.  If an annual meeting (the “Current Annual Meeting”) is called for the purpose of considering the election of a Director whose term is expiring at the time of such annual meeting (an “Expiring Term Director”) or such Expiring Term Director’s successor, and the Expiring Term Director is not elected and such Expiring Term Director’s successor is not elected and qualified (in either case, because the required vote or quorum is not obtained, or otherwise), then such Expiring Term Director shall remain a member of the relevant class of Directors, holding office until the annual meeting held in the third succeeding year following the year set for the Current Annual Meeting in the initial notice thereof and until the election and qualification of such Expiring Term Director’s successor, if any, or until such Expiring Term Director sooner dies, resigns, retires or is removed from office.

(c) Subject to the voting rights established with respect to a particular series or Class, each Director shall hold office for life or until his successor is elected and duly qualified or the Company terminates.  Members shall not be entitled to elect Directors except as required by the Investment Company Act or the rules of any securities exchange on which Shares of the Company are listed.  To the extent required by the Investment Company Act, the Members shall elect the Directors on such dates as the Board may fix from time to time.  Notwithstanding the foregoing but subject to the voting rights established with respect to a particular series or Class, (1) any Director may resign at any time by an instrument signed by such Director and delivered to any officer of the Company or to a meeting of the Board and such resignation shall be effective upon receipt unless specified to be effective at some other time; (2) any Director may be removed with or without cause at any time by action of at least sixty-six-point-six-seven percent (66.67%) of the then Continuing Directors, specifying the effective date of removal; (3) any Director who requests to be retired, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Directors, specifying the effective date of retirement; and (4) any Directors may be removed, with or without cause, by a vote of at least a majority of the then Continuing Directors if such removal is approved by a vote of at least sixty-six-point-six-seven percent (66.67%) of the Outstanding Shares of the Company. In the event that after the proxy material has been printed for a meeting of Members at which Directors are to be elected any one or more nominees named in such proxy material dies or become incapacitated or is otherwise unable or unwilling to serve, the authorized number of Directors shall be automatically reduced by the number of such nominees, unless the Board prior to the meeting shall otherwise determine.

(d) Notwithstanding the foregoing, the Board may also determine by resolution those Directors, if any, that shall be elected by Members of a particular Class of Shares (e.g., by a Class of Preferred Shares issued by the Company) prior to the initial offering of such Class of Shares.

Section 5.2. Effect of Death, Resignation, etc., of a Director.

The death, declination to serve, resignation, retirement, removal, or incapacity of one or more Directors, or all of them, shall not operate to annul the Company or to revoke any existing agency created pursuant to the terms of this Agreement.  Whenever there shall be fewer than the designated number of Directors, until additional Directors are elected or appointed as provided herein to bring the total number of Directors equal to the designated number, the Directors in office, regardless of their number, shall have all the powers granted to the Directors and shall discharge all the duties imposed upon the Directors by this Agreement.  As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Company or by a majority of the Directors.  In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Directors within a short period of time and without the opportunity for at least one Director being able to appoint additional Directors to replace those no longer serving, the Investment Manager is empowered to appoint new Directors subject to the provisions of Section 16(a) of the Investment Company Act.

Section 5.3. Powers.

(a) Subject to the provisions of this Agreement, the business of the Company shall be managed by the Directors, and the Directors shall have all powers necessary, advisable, or appropriate to carry out that responsibility, including the power to engage in securities transactions of all kinds on behalf of the Company. Without limiting the foregoing, the Directors may: adopt By-Laws providing for the regulation and management of the affairs of the Company and may amend and repeal such By-Laws; enlarge or reduce their number and fill vacancies caused by enlargement of their number or by the death, declination to serve, resignation, retirement, removal, or incapacity of a Director; elect and remove, with or without cause, such officers of the Company and appoint and terminate such agents of the Company as they consider necessary, advisable, or appropriate; appoint from their own number and establish and terminate one or more committees consisting of one or more Directors which may exercise the powers and authority of the Board to the extent that the Directors determine, including a committee consisting of fewer than all of the Directors then in office, which may act for and bind the Directors and the Company, with respect to the institution, prosecution, dismissal, settlement, review, or investigation of any legal action, suit, or proceeding, pending or threatened to be brought before any court, administrative agency, or other adjudicatory body; employ one or more custodians of the assets of the Company and authorize such custodians to employ sub-custodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a Transfer Agent or similar agent or a shareholder servicing agent, or both; provide for the issuance and distribution of Shares by the Company directly or through one or more principal underwriters, or both, or otherwise; redeem, repurchase and transfer Shares pursuant to applicable law; set record dates for the determination of Members with respect to various matters; declare and pay dividends and distributions to Members; and in general delegate such authority as they consider necessary, advisable, or appropriate to any officer of the Company, to any committee of the Company, to any agent or employee of the Company, or to any service provider of the Company, including the Investment Manager, the Transfer Agent and/or a custodian.  The Directors have the power to construe and interpret this Agreement and to act upon any such construction or interpretation.  Any construction or interpretation of this Agreement by the Directors and any action taken pursuant thereto and any determination as to what is in the interests of the Company and the Members made by the Directors in good faith shall, in each case, be conclusive and binding on all Members and all other Persons for all purposes.  In construing the provisions of this Agreement, the presumption shall be in favor of a grant of power to the Directors.  Except as required by federal law including the Investment Company Act, neither the Directors nor any officer of the Company shall owe any fiduciary duty to the Company or any series or Class or any Member.  Unless otherwise expressly provided herein or required by applicable law, including the Investment Company Act, the Directors shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the Members. Unless another standard is specified herein, in conducting the business of the Company and in exercising their rights and powers hereunder, the Directors may take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interest of the Company. The term “good faith” as used in this Agreement shall mean the subjective belief of the Person permitted or required to make a decision or take an action.

 (b) Without limiting the foregoing, the Directors shall have the power and authority to cause the Company (or to act on behalf of the Company):

(i) To invest and reinvest cash and other property, to hold cash or other property uninvested, and to subscribe for, invest in, reinvest in, purchase, or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend, or otherwise deal in or dispose of or enter into contracts for the future acquisition or delivery of securities and other instruments and property of every nature and kind, including shares or interests in public or private companies, open-end or closed-end investment companies, or other pooled investment vehicles, common stock, preferred stock and other equity securities, warrants and rights to purchase securities, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, loans, obligations, participations, other evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, derivative instruments, and other securities or properties of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the United States Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any Person organized under the laws of the United States or of any state, territory, or possession thereof, or by any Person organized under any foreign law, or engage in “when issued” or delayed delivery transactions and in all types of financial instruments and hedging and risk management transactions; change the investments of the assets of the Company; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of such rights, powers and privileges in respect of any of such instruments;

(ii) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options (including, options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Company or any series;

(iii) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property and to execute and deliver proxies or powers of attorney to such Person or Persons as the Directors shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Directors shall deem proper;

(iv) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(v) To hold any security or property in any form, whether in bearer, unregistered, or other negotiable form, or in its own name or in the name of a custodian or sub-custodian or a nominee or nominees or otherwise;

(vi) To consent to or participate in any plan for the reorganization, consolidation, or merger of any Person or issuer of any security which is held by the Company; to consent to any contract, lease, mortgage, purchase, or sale of property by such Person or issuer; and to pay calls or subscriptions with respect to any security held in the Company;

(vii) To join with other security holders in acting through a committee, depositary, voting trustee, or otherwise, and, in that connection, to deposit any security with, or transfer any security to, any such committee, depositary, or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Directors shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary, or trustee as the Directors shall deem proper;

(viii) To litigate, compromise, arbitrate, settle, or otherwise adjust claims in favor of or against the Company or any matter in controversy, including claims for taxes;

(ix) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(x) To borrow funds or other property in the name of the Company exclusively for Company purposes and, in connection therewith, issue notes or other evidence of indebtedness and to mortgage and pledge the Company’s property any part thereof to secure any or all of such indebtedness;

(xi) To endorse or guarantee the payment of any notes or other obligations of any Person, to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof, and to mortgage and pledge the Company’s property or any part thereof to secure any of or all of such obligations;

(xii)  To purchase and pay for entirely out of Company property such insurance as the Directors may deem necessary, advisable, or appropriate for the conduct of the business, including insurance policies insuring the assets of the Company or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Members, Directors, officers, employees, agents, Investment Manager, or independent contractors of the Company, individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Director, officer, employee, agent, Investment Manager, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Company would have the power to indemnify such Person against liability;

(xiii) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive, deferred compensation and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Directors, officers, employees and agents of the Company;

(xiv) To operate as and carry out the business of an investment company, and exercise all the powers necessary or appropriate to the conduct of such operations;

(xv) To enter into contracts of any kind and description;

(xvi) To employ as custodian of any assets of the Company one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of the Company, subject to any conditions set forth in this Agreement;

(xvii) To employ auditors, counsel, or other agents or representatives of the Company, subject to any conditions set forth in this Agreement;

(xviii) To establish and interpret the investment policies, practices, or limitations of any series or Class;

(xix) To establish separate and distinct series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such series, and to establish separate Classes, all in accordance with the provisions of Article III;

(xx) To the fullest extent permitted by the Delaware Act and any successor provisions, to allocate assets, liabilities and expenses of the Company to a particular series and liabilities and expenses to a particular Class or to apportion the same between or among two or more series or Classes, provided that any liabilities or expenses incurred by a particular series or Class shall be payable solely out of the assets belonging to that series or Class as provided for in Article III.

(xxi) To select brokers, dealers, futures commission merchants, banks, or any agents or other Persons, as appropriate, with which to effect transactions in securities and other instruments or investments including stocks, bonds, currencies, futures, forwards, swaps and other instruments, including money market instruments;

(xxii) To execute and enter into brokerage contracts, risk disclosure and other agreements reasonable, necessary, advisable, appropriate, or convenient in order to transact in the foregoing instruments; and

(xxiii) To engage in any other lawful act or activity in which a limited liability company organized under the Delaware Act may engage subject to the requirements of the Investment Company Act.

(c) The Company shall not be limited to investing in obligations maturing before the possible termination of the Company or one or more of its series.  The Company shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries.  The Company shall not be required to obtain any court order to deal with any assets of the Company or take any other action hereunder.

(d) Each Director shall be a “manager” of the Company as such term is defined in the Delaware Act.

Section 5.4. Payment of Expenses by the Company.

The Board is authorized to pay or cause to be paid out of the principal or income of the Company, or partly out of the principal and partly out of income, as it deems fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Company, or in connection with the management thereof, including the Directors’ compensation and such expenses and charges for the services of the Company’s officers or employees, Investment Manager, Transfer Agent, custodian and such other agents or independent contractors and such other expenses and charges as the Board may, in its sole discretion, deem necessary, advisable, appropriate, or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Section 3.4 hereof.

Section 5.5. Service Contracts.

(a) The Company may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, investment manager, administrator, sub-administrator, or other agent, and as such to perform such functions as the Directors may deem reasonable , necessary, advisable, appropriate, or proper, including investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Directors may deem advisable.  The Directors may also authorize any adviser or sub-adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Directors.

(b) The Company may enter into a contract or contracts with one or more Persons to act as underwriters, distributors, or placement agents whereby the Company may either agree to sell Shares of the Company or any Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Directors may deem reasonable , necessary, advisable, appropriate, or proper, and the Company may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Directors may deem advisable.

(c) Any contract of the character described in this Section 5.5 may be entered into with any Person, including the investment adviser, any investment sub-adviser, or an affiliate of the investment adviser or sub-adviser, although one or more of the Directors, officers, or Members of the Company may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Company under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom.  The same Person may be a party to more than one contract entered into pursuant to this Section 5.5 and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 5.5.

(d) The authority of the Directors hereunder to authorize the Company to enter into contracts or other agreements or arrangements shall include the authority of the Directors to modify, amend, restate, waive any provision of, assign all or a portion of, novate, or terminate such contracts, agreements, or arrangements.  The enumeration of any specific contracts in this Section 5.5 shall in no way be deemed to limit the power and authority of the Directors as otherwise set forth in this Agreement to authorize the Company to employ, contract with or make payments to such Persons as the Directors may deem desirable for the transaction of the business of the Company.

(e) The Directors are further empowered, at any time and from time to time, to contract with any Person to provide such other services to the Company or one or more of the series, as the Directors determine to be necessary, advisable, or appropriate for the Company or the applicable series.

(f) Any Member, Director, or officer of the Company may lend money to, borrow money from, act as a surety, guarantor or endorser for, guarantee or assume one or more obligations of, provide collateral for, and transact other business with the Company and, subject to applicable law, has the same rights and obligations with respect to any such matter as a Person who is not a Member, Director, or officer of the Company.

Section 5.6. Directors and Officers as Members.

Any Director, officer, or agent of the Company may acquire, own and dispose of Shares to the same extent as if such Person were not a Director, officer, or agent; and the Directors may issue and sell, and cause to be issued and sold, Shares to, and redeem such Shares from, any such Person or any other Person in which such Person is interested, subject only to the general limitations contained herein relating to the sale and redemption of such Shares.

Section 5.7. Determinations by the Directors.

The Directors may make any determinations they deem necessary with respect to the provisions of this Agreement, including the following matters: the amount of the assets, obligations, liabilities and expenses of the Company or any series or Class; the amount of the net income of the Company or any series or Class from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Company or any series or Class; the number of shares of the Company or any series or Class issued or issuable; and the Net Asset Value per Share. Any such determination made by the

Directors in good faith shall be conclusive and binding on all Members and all other Persons for all purposes.

Section 5.8. Delegation by Directors.

Subject only to any limitations required by federal law, including the Investment Company Act, a majority of the then Continuing Directors may delegate any and all powers and authority hereunder as they consider desirable to any officer of the Company, to any committee of the Directors, any committee composed of Directors and other persons and any committee composed only of persons other than Directors and to any agent, independent contractor or employee of the Company or to any service provider of the Company, including the Investment Manager, Transfer Agent and custodian, provided that such delegation of power or authority by the Directors shall not cause any Director to cease to be a Director of the Company or cause such person, officer, agent, employee, or service provider to whom any power or authority has been delegated to be a Director of the Company.  The reference in this Agreement to the right of the Directors to, or circumstances under which they may, delegate any power or authority, or the reference in this Agreement to the authorized agents of the Directors or any other Person to whom any power or authority has been or may be delegated pursuant to any specific provision of this Agreement, shall not limit the authority of the Directors to delegate any other power or authority under this Agreement to any Person, subject only to any limitations under federal law including the Investment Company Act.

Section 5.9. Director Qualifications.

Except to the extent that such requirements are waived by a majority of the Continuing Directors then in office at the time of the nomination of such Director, only persons satisfying the following qualification requirements may be nominated, elected, appointed, qualified or seated (“nominated or seated”) to serve as Director:
(a) An individual nominated or seated as a Director shall be at least twenty-one years of age and not older than the mandatory retirement age determined from time to time by the Directors or a committee of the Directors, in each case at the time the individual is nominated or seated.
(b) An individual nominated or seated as a Director shall, at the time the individual is nominated or seated, serve as a director or trustee of no more than 5 investment companies (including the Company) having securities registered under the Exchange Act (investment companies or individual series thereof having the same investment adviser or investment advisers affiliated through a control relationship shall all be counted as a single company for this purpose).
(c) An individual nominated or seated as a Director shall not serve or have served within the past 3 years as a director or trustee of any closed-end investment company which, while such individual was serving as a director or trustee or within one year after the end of such service, ceased to be a closed-end investment company registered under the Investment Company Act, unless such individual was initially nominated for election as a director or trustee by the board of directors or trustees of such closed-end investment company or had served as a director or trustee since the inception of such closed-end investment company.
(d) Except as set forth in this Section 5.9, an individual nominated or seated as a Director shall not be an employee, officer, partner, member, trustee, director or 5% or greater shareholder in any investment adviser (other than the Company’s investment adviser or any investment adviser affiliated with the Company’s investment adviser), collective investment vehicle primarily engaged in the business of investing in “investment securities” (as defined in the Investment Company Act) (an “investment company”) or entity controlling or controlled by any investment adviser (other than the Company’s investment adviser or any investment adviser affiliated with the Company’s investment adviser) or investment company.
(e) An individual nominated or seated as a Director shall not be and shall not have been subject to any censure, order, consent decree (including consent decrees in which the respondent has neither admitted nor denied the findings) or adverse final action of any federal, state or foreign governmental or regulatory authority (including self-regulatory organizations), barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business, nor shall an individual nominated or seated as a Director be the subject of any investigation or proceeding that could reasonably be expected to result in an individual nominated or seated as a Director failing to satisfy the requirements of this paragraph, nor shall any individual nominated or seated as a Director be or have engaged in any conduct that has resulted in, or could have reasonably been expected or would reasonably be expected to result in, the Commission censuring, placing limitations on the activities, functions, or operations of, suspending, or revoking the registration of any investment adviser under Section 203(e) or (f) of the Investment Company Act.
(f) An individual nominated or seated as a Director shall not have been charged (unless such charges were dismissed or the individual was otherwise exonerated) with a criminal offense involving moral turpitude, dishonesty or breach of trust, or have been convicted or have pled guilty or nolo contendere with respect to a felony under the laws of the United States or any state thereof.
(g) An individual nominated or seated as a Director shall not be and shall not have been the subject of any of the ineligibility provisions contained in Section 9(b) of the Investment Company Act that would permit, or could reasonably have been expected or would reasonably be expected to permit, the Commission by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from serving or acting as an employee, officer, trustee, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person (as defined in Section 2(a)(3) of the Investment Company Act) of such investment adviser, depositor, or principal underwriter.

Section 5.10 Additional Provisions.

(a) Regular Meetings.  Regular meetings of the Board shall be at such time and place as shall be fixed by the Directors.  Such regular meetings may be held without notice.

(b) Special Meetings.  Special meetings of the Board or any committee for any purpose or purposes shall be held whenever and wherever ordered by the chairperson of the Board, if any, the president of the Company, or by any two (2) Directors.

(c) Meetings by Telephone. Subject to any applicable requirements of the Investment Company Act: (i) any meeting, regular, or special, of the Board (or any committee) may be held by conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting; and (ii) at all meetings of the Directors, every Director shall be entitled to vote by proxy, provided that such proxy shall, before or after such meeting, be delivered to the secretary or other person responsible for recording the proceedings of such meeting.  To the extent permitted by the Investment Company Act, a Director may provide any proxy through written, electronic, telephonic, computerized, facsimile, telecommunications, telex, or by any other form of communication.

(d) Notice.  Subject to any applicable requirements of the Investment Company Act written notice of any special meeting shall be given by the secretary or an assistant secretary of the Company to each Director at least 24 hours before the meeting; provided, however, that if, in the judgment of the chairperson of the Board or the president of the Company, when either is calling the special meeting, the action proposed to be taken at the meeting is of such an urgent nature that 24 hours’ notice cannot reasonably be given, then, notice may be given to each Director by telephone, facsimile, email, or other electronic means at least two hours before the meeting, provided that each Director is afforded the opportunity to participate in such meeting by conference telephone or similar communications equipment as provided in Section 5.11(c).

(e) Waiver of Notice.  No notice of any meeting need be given to any Director who attends such meeting in person or to any Director who waives notice of such meeting in writing (which waiver shall be filed with the records of such meeting), whether before or after the time of the meeting. Any written consent or waiver may be provided and delivered to the Company by mail, overnight courier, facsimile, email, or other electronic means.

(f) Quorum and Voting.  At all meetings of the Board the presence of a majority or more of the number of Directors then in office shall constitute a quorum for the transaction of business.  In the absence of a quorum, a majority of the Directors present may adjourn the meeting, from time to time, until a quorum shall be present.  The action of a majority of the Directors present at a meeting at which a quorum is present shall be the action of the Board unless the concurrence of a different amount of Directors is required for such action by this Agreement or applicable law, including the Investment Company Act. At any meeting of Members, the Company will consider broker non-votes, if any, and abstentions as “entitled to vote,” and therefore present for purposes of determining whether a quorum is present at the meeting and the percentage of Outstanding Shares present in person or by proxy and entitled to vote at the meeting.

(g) Action Without Meeting.  Except as otherwise provided under the Investment Company Act, any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if written consents thereto are signed by a majority of the Directors (unless the concurrence of a different amount of Directors is required for such action by this Agreement or applicable law, including the Investment Company Act, in which case the signatures of such different amount of Directors shall be required).  Except as otherwise provided under the Investment Company Act, any such written consent may be given by facsimile, email, or other electronic means.  Copies of such written consents shall be filed with the minutes of the proceedings of the Board.  Such consents shall be treated for all purposes as a vote taken at a meeting of the Directors.  If any action is so taken by the Directors by the written consent of less than all of the Directors, prompt notice of the taking of such action shall be furnished to each Director who did not execute such written consent, provided that the effectiveness of such action shall not be impaired by any delay or failure to furnish such notice.

(h) Chairperson.  The Directors may appoint a chairperson of the Board from among their number and such chairperson may be an officer of the Company.  The chairperson (or, if the chairperson is unable to attend any such meeting, the chairperson’s designee) shall preside at all meetings of the Directors and the Members.  The chairperson shall have such other duties and powers as the Directors may from time to time determine.  The chairperson of the Board may hold such office only so long as the chairperson continues to be a Director.

(i) Committees.  A majority of the then Continuing Directors may by resolution designate one or more committees, each consisting of any number of (or no) Directors and any number of other individuals, to serve at the pleasure of a majority of the then Continuing Directors.  The number composing such committees and the powers conferred upon the same shall be determined by a majority of the then Continuing Directors.  A majority of the then Continuing Directors may abolish any such committee at any time in their sole discretion.  Any committee to which the Directors delegate any of their powers shall maintain records of its meetings and shall report its actions to the Directors.  A majority of the then Continuing Directors shall have the power to rescind any action of any committee, but no such rescission shall have retroactive effect.  A majority of the then Continuing Directors shall have the power at any time to fill vacancies in the committees.  A majority of the then Continuing Directors may delegate to these committees any powers of the Directors, subject to the limitations of applicable law.  A majority of the then Continuing Directors may designate one or more Directors or other individuals as alternate members of any committee who may replace any absent member at any meeting of the committee.  In the absence of an appropriate resolution of a majority of the then Continuing Directors, each committee may adopt such rules and regulations governing its proceedings, quorum and manner of acting as it shall deem proper and desirable. In the event fewer than a majority of the committee’s members are present at any meeting, the members present at the meeting, whether or not they constitute a quorum, may appoint a Director to act in the place of such absent member(s).

(j) Officers.

(i) The officers of the Company shall be a president, a secretary and such other officers as the Directors from time to time may in their discretion elect, appoint, or authorize in accordance with Section 5.10(j)(ii).  Any officer of the Company may but need not be a Director or a Member.  Any two or more offices, except that of president, may be held by the same person.

(ii) The president and the secretary shall be elected by the Directors upon the occurrence of a vacancy in any such office.  Other officers, if any, may be elected or appointed by the Directors at any time, or the Directors may delegate to the president the power to appoint such other officers as the Directors shall at any time or from time to time deem necessary, advisable, or appropriate.  Vacancies in any such other office may be filled at any time.  Each officer shall hold office at the pleasure of the Directors.

(iii) Subject to the other provisions of this Agreement, each officer shall have, in addition to the duties and powers herein, such duties and powers as are commonly incident to the office occupied by such officer and such other duties and powers as the Directors may from time to time designate.

(iv) Any officer of the Company may resign at any time by written instrument signed by such officer and delivered to the chairperson, the president, or the secretary or to a meeting of the Directors.  Such resignation shall be effective upon receipt unless specified to be effective at some other time.  The Directors may, by action of a majority of the Directors then in office, remove any officer with or without cause.  Except to the extent expressly provided in a written agreement with the Company, no officer resigning and no officer removed shall have any right to any compensation for any period following such officer’s resignation or removal, or any right to damages on account of such removal.

(v) A vacancy in any office because of death, resignation, removal, disqualification, or other cause shall be filled in the manner prescribed in this Agreement for regular appointment to that office.  The president may make temporary appointments to a vacant office pending action by the Directors.

ARTICLE VI
COMPENSATION, LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 6.1. Compensation.

Any Director, whether or not such Director is a salaried officer or employee of the Company, may be compensated for such Director’s services as Director or as a member of a committee of Directors or as chairperson of a committee by fixed periodic payments or by fees for attendance at meetings, by both or otherwise, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board may from time to time determine.  Nothing contained in this Agreement shall in any way prevent the employment of any Director for advisory, management, legal, accounting, investment banking, or other services and payment for the same by the Company.

Section 6.2. Limitation of Liability.

No Director shall be liable to the Company or to any Member except to the extent such Director shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Director’s office.  The Directors shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, employee, or agent of the Company or any service provider of the Company, including the Investment Manager, any Transfer Agent and/or any custodian.

All Persons extending credit to, contracting with, or having any claim against the Company or any series shall look only to the assets of the Company or any applicable series that such Person extended credit to, contracted with, or has a claim against, and neither the Directors nor the Members, nor any of the Company’s officers, employees, or agents, whether past, present, or future, shall be personally liable therefor.  Every note, bond, contract, instrument, certificate, or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Company or the Directors by any of them in connection with the Company shall conclusively be deemed to have been executed or done only in or with respect to such Person’s or such Persons’ capacity or capacities as Director or Directors, and such Director or Directors shall not be personally liable thereon.

Section 6.3. Director’s Good Faith Action, Expert Advice, No Bond or Surety.

The exercise in good faith by the Directors of their powers and discretions hereunder shall be binding upon everyone interested.  The Directors may rely in good faith upon advice of counsel or other experts with respect to the meaning and operation of this Agreement and their duties as Directors hereunder, and shall be under no liability for any act or omission in accordance with such advice; provided the Directors shall be under no liability for failing to follow such advice.  A Director shall be fully protected in relying in good faith upon the records of the Company and upon information, opinions, reports, or statements presented by another Director or any officer, employee, or other agent of the Company, or by any other Person as to matters the Directors reasonably believes are within such other Person’s professional or expert competence, including information, opinions, reports, or statements as to the value and amount of the assets, liabilities, profits, or losses of the Company or any series or Class, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Company or any series or Class or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Members or creditors of the Company might properly be paid.  The appointment, designation, or identification of a Director as chairperson of the Directors, a member or chairperson of a committee of the Directors, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Director, or any other special appointment, designation, or identification of a Director, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Director in the absence of the appointment, designation, or identification, and no Director who has special skills or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.  In addition, no appointment, designation, or identification of a Director as aforesaid shall affect in any way that Director’s rights or entitlement to indemnification or advancement of expenses.  The Directors shall not be required to give any bond as such, nor any surety if a bond is obtained.

Section 6.4. Insurance.

The Company may, but shall not be obligated to, purchase and maintain insurance on behalf of any Person entitled to indemnification under Section 6.5 against any liability asserted against such Person and incurred by such Person in any capacity to which they are entitled to indemnification hereunder, or arising out of such Person’s status as such, whether or not the Company would have the power or the obligation to indemnify such Person against such liability under the provisions of Section 6.5.

Section 6.5. Indemnification.

(a) Subject to other applicable provisions of this Article VI, to the fullest extent permitted by applicable law, the Indemnified Persons shall not be liable to the Company, any Subsidiary of the Company, any officer of the Company or a Subsidiary, or any Member or any holder of any equity interest in any Subsidiary of the Company, for any acts or omissions by any of the Indemnified Persons arising from the exercise of their rights or performance of their duties and obligations in connection with the Company, this Agreement, or any investment made or held by the Company, including with respect to any acts or omissions made while serving at the request of the Company as a director, manager, partner, officer, stockholder, member, securityholder, tax matters partner (if applicable), partnership representative (if applicable), designated individual (if applicable), fiduciary, or trustee of another Person or any employee benefit plan.  The Indemnified Persons shall be indemnified by the Company to the fullest extent permitted by law, against all expenses and liabilities (including judgments, fines, penalties, interest, amounts paid in settlement with the approval of the Company, and counsel fees and disbursements on a solicitor and client basis) (collectively, “Expenses and Liabilities”) arising from the performance of any of their duties or obligations in connection with their service to the Company or this Agreement, or any investment made or held by the Company, including in connection with any civil, criminal, administrative, investigative, or other claim, action, suit, or proceeding to which any such Person may hereafter be made party by reason of being or having been a manager of the Company under Delaware law, a Director or officer of the Company or any Subsidiary of the Company or the Investment Manager, or a director, manager, partner, officer, stockholder, member, securityholder, tax matters partner (if applicable), partnership representative (if applicable), designated individual (if applicable), fiduciary, or trustee of another Person or any employee benefit plan at the request of the Company.  Without limitation, the foregoing indemnity shall extend to any liability of any Indemnified Person, pursuant to a loan guaranty or otherwise, for any indebtedness of the Company or any Subsidiary of the Company (including any indebtedness which the Company or any Subsidiary of the Company has assumed or taken subject to), and Directors are hereby authorized and empowered, on behalf of the Company, to enter into (or cause the Investment Manager (or its officers) to enter into) one or more indemnity agreements consistent with the provisions of this  Section 6.5 in favor of any Indemnified Person having or potentially having liability for any such indebtedness. It is the intention of this Section 6.5(a) that the Company indemnify each Indemnified Person to the fullest extent permitted by law.

 (b) To the extent required under the Investment Company Act, but only to such extent, no indemnification shall be provided hereunder to an Indemnified Person:

(i) which shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnified Person’s office; or

(ii) in the event of a settlement, unless there has been a determination that such Indemnified Person did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnified Person’s office: (A) by the court or other body approving the settlement; or (B) by at least a majority of those Directors who are neither Interested Persons of the Companies nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The provisions of this Agreement, to the extent they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity, including Section 6.5, are agreed by each Member to modify such duties and liabilities of the Indemnified Person to the extent permitted by law.

(d) To the extent that any determination is required to be made as to whether an Indemnified Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that an Indemnified Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Indemnified Person a rebuttable presumption that the Indemnified Person has not engaged in such conduct and that there is reason to believe that the Indemnification Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Section 6.5(a) shall be paid by the Company and each series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Indemnified Person that such amount will be paid over by such Indemnified Person to the Company or applicable series if it is ultimately determined that such Indemnified Person is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this Section 6.5 shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) The indemnification and advancement of expenses provided by or granted pursuant to this  Section 6.5 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under this Agreement, or any other agreement, determination of the Board, vote of Members, or otherwise, and shall continue as to an Indemnified Person which has ceased to serve in such capacity and shall inure to the benefit of the heirs, personal representatives, executors, administrators, successors and assigns of the Indemnified Person unless otherwise provided in a written agreement with such Indemnified Person or in the writing pursuant to which such Indemnified Person is indemnified, it being the policy of the Company that indemnification of the persons specified in Section 6.5(a) shall be made to the fullest extent permitted by law.  The provisions of this Section 6.5 shall not be deemed to preclude the indemnification of any person who is not specified in Section 6.5(a) but whom the Company has the power or obligation to indemnify under the provisions of the Delaware Act.

(g) The Company may, but shall not be obligated to, purchase and maintain insurance on behalf of any Person entitled to indemnification under this Section 6.5 against any liability asserted against such Person and incurred by such Person in any capacity to which such Person is entitled to indemnification hereunder, or arising out of such Person’s status as such, whether or not the Company would have the power or the obligation to indemnify such Person against such liability under the provisions of this Section 6.5.

(h) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 6.5 shall, unless otherwise provided when authorized or ratified, shall inure to the benefit of the heirs, personal representatives, executors and administrators of any person entitled to indemnification under this Section 6.5.

(i) The Company may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to employees and agents of the Company and to the employees and agents of any Subsidiary or Affiliate of the Company similar to those conferred in this Section 6.5 to Indemnified Persons.

(j) If this Section 6.5 or any portion of this Section 6.5 shall be invalidated on any ground by a court of competent jurisdiction the Company shall nevertheless indemnify each Indemnified Person as to expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding, or investigation, whether civil, criminal, or administrative, including a grand jury proceeding or action or suit brought by or in the right of the Company, to the full extent permitted by any applicable portion of this Section 6.5 that shall not have been invalidated.

(k) Each of the Indemnified Persons may, in the performance of such Indemnified Person’s duties, consult with legal counsel and accountants, and any act or omission by such Person on behalf of the Company in furtherance of the interests of the Company in good faith in reliance upon, and in accordance with, the advice of such legal counsel or accountants will be full justification for any such act or omission, and such Person will be fully protected for such acts and omissions; provided that such legal counsel or accountants were selected with reasonable care by or on behalf of the Company.

(l) An Indemnified Person shall not be denied indemnification in whole or in part under this Section 6.5 because the Indemnified Person had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(m) Any liabilities which an Indemnified Person incurs as a result of acting on behalf of the Company (whether as a fiduciary or otherwise) in connection with the operation, administration, or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the United States Internal Revenue Service, penalties assessed by the United States Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust, or other funding mechanism, or otherwise) shall be treated as liabilities indemnifiable under this Section 6.5, to the maximum extent permitted by law.

(n) Any amendment, modification, or repeal of this Section 6.5 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of or other rights of any Indemnified Person under this Section 6.5 as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification, or repeal, regardless of when such claims may arise or be asserted and provided such Person became an Indemnified Person hereunder prior to such amendment, modification, or repeal.

Section 6.6. Further Indemnification.

Nothing contained herein shall affect any rights to indemnification to which any Indemnified Person or other Person may be entitled by contract or otherwise under law or prevent the Company from entering into any contract to provide indemnification to any Indemnified Person or other Person.  Without limiting the foregoing, the Company may, in connection with any transaction permitted by this Agreement, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Article XI, assume the obligation to indemnify any Person including an Indemnified Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article VI.

ARTICLE VII
BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 7.1. Records and Accounting.

The Directors shall keep or cause to be kept at the principal office of the Company appropriate books and records with respect to the business of the Company, including all books and records necessary to provide to the Members any information required to be provided pursuant to this Agreement.  Any books and records maintained by or on behalf of the Company in the regular course of its business, including the record of the Members, books of account and records of Company proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics, or any other information storage device; provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time.  The books of the Company shall be maintained, for tax and financial reporting purposes, on an accrual basis in accordance with U.S. GAAP.

Section 7.2. Fiscal Year.

The fiscal year of the Company for tax and financial reporting purposes shall be a calendar year ending March 31.

Section 7.3. Reports.

The Board shall cause the Company to prepare an annual report and deliver it to Members within 120 days after the end of each fiscal year.  Such requirement may be satisfied by the Company through any annual reports otherwise required to be publicly filed by the Company pursuant to applicable securities laws.

Section 7.4. Waiver of Section 18-305 Rights.

Members hereby waive, to the fullest extent permitted by law, their rights to request to review and obtain information relating to and maintained by the Company, including names and contact information of Members, information listed in Section 18-305 of the Delaware Act and any other information deemed to be confidential by the Company in its sole discretion.  In addition, Members shall not seek to compel the Company to produce any information described in the preceding sentence or pursuant to any statutory scheme or provision.  BY AGREEING TO BE SUBJECT TO THE WAIVER PROVISIONS, MEMBERS WILL NOT BE DEEMED TO WAIVE THE COMPANY’S COMPLIANCE WITH THE FEDERAL SECURITIES LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

ARTICLE VIII
TAX MATTERS

Section 8.1. Filing of Tax Returns.

The Fund shall provide the Members with such information as may be reasonably required in the discretion of the Investment Manager for purposes of allowing the Members to prepare and file their own U.S. federal, state and local tax returns. Each Member shall be required to report for all tax purposes consistently with such information provided by the Fund.

Section 8.2. Certain Tax Information.

Each Member shall execute any relevant document, furnish any information and documentation (including an Internal Revenue Service Form W-9 or appropriate Form W-8, as applicable) or otherwise take any action as the Board determines necessary for the Fund to comply with any tax accounting, withholding or reporting obligation.

Section 8.3. Determinations Binding.

Any determination made or position taken by the managers with respect to tax filing or accounting matters shall be final and binding upon the Members and their respective legal representatives and the Members agree to file consistently with such determinations or positions of the managers.

ARTICLE IX
DISSOLUTION, TERMINATION AND LIQUIDATION

Section 9.1. Dissolution and Termination.

Unless terminated as provided herein, the Company shall continue without limitation of time.  The Company shall not be dissolved by the admission of Substitute Members or Additional Members.  The Company shall dissolve, and its affairs shall be wound up, upon:

(a)  the approval by a majority of the Continuing Directors (without Member approval);

(b) the sale, exchange, or other disposition of all or substantially all of the assets and properties of the Company; or

(c) at any time that there are no Members of the Company, unless the business of the Company is continued in accordance with the Delaware Act.

Any series of Shares may be dissolved at any time by a majority of the Continuing Directors (without Member approval).  Any Class may be terminated at any time by a majority of the Continuing Directors (without Member approval).  Any action to dissolve the Company shall be deemed to also be an action to dissolve each series, and to terminate each Class.

Section 9.2. Liquidator.

(a) Upon dissolution of the Company or any series, the Board shall select one or more Persons to act as Liquidator.

(b) In the case of a dissolution of the Company or any series:

(i)  the Liquidator (if other than the Investment Manager) shall be entitled to receive such compensation for its services as may be approved by the Directors;

(ii) the Liquidator (if other than the Investment Manager) shall agree not to resign at any time without 15 days’ prior notice and may be removed at any time, with or without cause, by notice of removal approved by the Directors;

(iii) upon dissolution, death, incapacity, removal, or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by the Directors.

The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided.  Except as expressly provided in this Article IX, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the Board under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers) necessary or appropriate to carry out the duties and functions of the Liquidator hereunder for and during the period of time required to complete the winding up and liquidation of the Company as provided for herein.

Section 9.3. Liquidation of the Company.

In connection with the liquidation of the Company or any series, the Liquidator shall proceed to dispose of the Company’s or such series’ assets, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as determined by the Liquidator, subject to Sections 18-215 and 18-804 of the Delaware Act, the terms of any Share Designation (if any), and any such terms or procedures as the Directors consider appropriate and the following:

(a) Subject to Section 9.3(c), the assets may be disposed of by public or private sale or by distribution in kind to one or more Members on such terms as the Liquidator and such Member or Members may agree.  If any property is distributed in kind, the Member receiving the property shall be deemed for purposes of Section 9.3(c) to have received cash equal to its fair market value; and contemporaneously therewith, appropriate cash distributions must be made to the other Members.   Notwithstanding any contrary provision contained in this Agreement and subject to Section 9.3(c), the Members acknowledge and agree that a Member may be compelled to accept a distribution of any asset in kind from the Company or series despite the fact that the percentage of the asset distributed to such Member exceeds the percentage of that asset which is equal to the percentage in which such Member shares in distributions from the Company or such series.  The Liquidator may defer liquidation or distribution of the Company’s or a series’ assets for a reasonable time if it determines that an immediate sale or distribution of all or some of the assets would be impractical or would cause undue loss to the Members.  The Liquidator may distribute the Company’s or a series’ assets, in whole or in part, in kind if it determines that a sale would be impractical or would cause undue loss to the Members.

 (b) Liabilities of the Company or series include amounts owed to the Liquidator as compensation for serving in such capacity (subject to the terms of Section 9.2) and amounts to Members otherwise than in respect of their distribution rights under Article IV. With respect to any liability that is contingent, conditional, or unmatured or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it deems appropriate or establish a reserve of cash or other assets to provide for its payment.  When paid, any unused portion of the reserve shall be applied to other liabilities or distributed as additional liquidation proceeds.

(c) Subject to the terms of any Share Designation (including the preferential rights, if any, of holders of any other class of Shares of the Company), all property and all cash in excess of that required to discharge liabilities as provided in Section 9.3(b) shall be distributed to the holders of the Shares of the Company on an equal per-Share basis.

Section 9.4. Cancellation of Certificate of Formation.

Upon the completion of the distribution of Company cash and property in connection the dissolution of the Company, the Certificate of Formation and all qualifications of the Company as a foreign limited liability company in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Company shall be taken.

Section 9.5. Return of Contribution.

Neither the Directors or officers of the Company nor the Sponsor, the Investment Manager, or any of their respective Affiliates, or any of their respective directors, managers, partners, officers, stockholders, members, securityholders, representatives, or agents, shall be personally liable for, or have any obligation to contribute or loan any monies or property to the Company to enable it to effectuate, the return of the Capital Contributions of the Members, or any portion thereof, it being expressly acknowledged and agreed that any such return shall be made solely from Company assets.

Section 9.6. Waiver of Partition, Dissolution and Termination.

To the maximum extent permitted by law, each Member hereby waives any right to partition of the Company property and waives any right to seek dissolution or termination of the Company, any series or any Class, including, without limitation, judicial dissolution or equitable dissolution .

ARTICLE X
AMENDMENT OF AGREEMENT

Section 10.1. Amendments.

This Agreement may be amended, modified and/or restated at any time by: (a) an instrument in writing signed by a majority of the Continuing Directors then holding office; or (b) adoption by a majority of the Continuing Directors then holding office of a resolution specifying the amendment, modification and/or restatement.  Any such amendment, modification and/or restatement hereto shall be effective immediately upon such execution or adoption.  No vote or consent of any Member shall be required for any amendment, modification and/or restatement of this Agreement except: (i) as determined by the Directors in their sole discretion; or (ii) as required by applicable law, including the Investment Company Act, but only to the extent so required.  Any officer of the Company is authorized from time to time to restate this Agreement into a single instrument to reflect all amendments hereto made in accordance with the terms hereof.  The Certificate of Formation of the Company may be amended, modified and/or restated by any Director as necessary or desirable to reflect any change in the information set forth therein, and any such amendment, modification and/or restatement shall be effective immediately upon filing with the Office of the Secretary of the State of Delaware or upon such future date as may be stated therein.  Notwithstanding the foregoing or any contrary provision contained in this Agreement, no amendment, modification and/or restatement of this Agreement shall limit the rights to insurance provided by Article VI with respect to any acts or omissions of Persons covered thereby prior to such amendment, modification and/or restatement nor shall any such amendment, modification and/or restatement limit the rights to indemnification and advancement referenced in Article VI of this Agreement with respect to any actions or omissions of Persons covered thereby prior to such amendment, modification and/or restatement.

ARTICLE XI
MERGER, CONSOLIDATION, DIVISION OR CONVERSION

Section 11.1. Authority.

The Company may merge or consolidate with one or more limited liability companies or “other business entities” as defined in Section 18-209 of the Delaware Act, engage in a statutory division, or convert into any such entity, whether such entity is formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written agreement of merger or consolidation (“Merger Agreement”), a written plan of division (“Plan of Division”) or a written plan of conversion (“Plan of Conversion”), as the case may be, in accordance with this Article XI.

Section 11.2. Procedure for Merger, Consolidation, Division or Conversion.

Notwithstanding anything else herein, the Board, with the approval of a majority of the Continuing Directors, may, in its sole discretion and without Member approval unless such approval is required by applicable law, cause a merger, consolidation, division or conversion of the Company pursuant to this Article XI.

(a) If the Board shall determine to approve the merger or consolidation, the Board shall approve the Merger Agreement, which shall set forth:

(i) the names and jurisdictions of formation or organization of each of the business entities proposing to merge or consolidate;

(ii) the name and jurisdiction of formation or organization of the business entity that is to survive the proposed merger or consolidation (the “Surviving Business Entity”);

(iii) the terms and conditions of the proposed merger or consolidation;

(iv) the manner and basis of exchanging or converting the rights or securities of, or interests in, each constituent business entity for, or into, cash, property, rights, or securities of or interests in, the Surviving Business Entity; and if any rights or securities of, or interests in, any constituent business entity are not to be exchanged or converted solely for, or into, cash, property, rights, or securities of or interests in, the Surviving Business Entity, the cash, property, rights, or securities of or interests in, any limited liability company or other business entity which the holders of such rights, securities or interests are to receive, if any;

(v) a statement of any changes in the constituent documents or the adoption of new constituent documents (the certificate of formation or limited liability company agreement, articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

(vi) the effective time of the merger or consolidation, which may be the date of the filing of the certificate of merger or consolidation pursuant to Section 11.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger or consolidation is to be later than the date of the filing of the certificate of merger or consolidation, the effective time shall be fixed no later than the time of the filing of the certificate of merger or consolidation or the time stated therein); and

(vii) such other provisions with respect to the proposed merger or consolidation that the Board determines to be necessary or appropriate.

(b) If the Board shall determine to approve the division or conversion, the Board may approve and adopt a Plan of Division or Plan of Conversion, as the case may be, containing such terms and conditions that the Board determines to be necessary, advisable, or appropriate.

(c) The Members hereby acknowledge and agree that they shall have no right or opportunity to approve a merger, consolidation, division, conversion, sale of all or substantially all of the assets of the Company or the Company’s Subsidiaries, or other significant transaction involving the Company authorized and approved by the Board, unless required by applicable laws or regulations.

Section 11.3. No Dissenters’ Rights of Appraisal.

Members are not, and shall not be, entitled to dissenters’ rights of appraisal in the event of a merger, consolidation, division or conversion pursuant to this Article XI, a sale of all or substantially all of the assets of the Company or the Company’s Subsidiaries, or any other similar transaction or event.

Section 11.4. Certificate of Merger, Consolidation, Division or Conversion.

Upon the required approval by the Board of a Merger Agreement, a Plan of Division or a Plan of Conversion, as the case may be, a certificate of merger, certificate of consolidation, certificate of division or certificate of conversion, as applicable, shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

Section 11.5. Effect of Merger.

At the effective time of the certificate of merger or certificate of consolidation:

(a) all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity and all other things and causes of action belonging to each of those business entities, shall be vested in the Surviving Business Entity to the extent they were of each constituent business entity;

(b) the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

(c) all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

(d) all debts, liabilities, obligations and duties of those constituent business entities shall attach to the Surviving Business Entity and may be enforced against it to the same extent as if the debts, liabilities, obligations and duties had been incurred or contracted by it.

Section 11.6. Roll-Up Transaction or Public Listing.

The Board may at any time in its discretion cause the Company to:

(a) enter into a transaction or series of related transactions designed to cause all or a portion of the Company’s assets and properties to be sold, transferred, or contributed to, or convert the Company into, one or more alternative vehicles, through consolidation(s), merger(s), division(s) or other similar transaction(s) with other companies, some of which may be managed by the Investment Manager, the Sponsor, or their respective Affiliates (a “Roll-Up Transaction”); or

(b) list the Company’s Shares (or securities issued in connection with any Roll-Up Transaction vehicle) on a national securities exchange.

In connection with a Roll-Up Transaction, Members may receive from the Roll-Up Transaction vehicle cash, stock, securities, or other interests or assets of such vehicle, on such terms as the Board deems fair and reasonable; provided, however, that the Board shall be required to obtain approval of Members holding a majority of the Outstanding Common Shares if required by applicable laws or regulations.  Any cash, stock, securities, or other interests or assets received by the Company in a Roll-Up Transaction may be distributed to the Members in liquidation of their interests in the Company.

Section 11.7. Master-Feeder.

The Company may, at the discretion of the Board, as may be permitted by the Investment Company Act, and upon the resolution of a majority of the then Directors, convert to a master-feeder structure, in which the feeder fund invests all of its assets into a master fund, rather than making investments in securities directly.  Existing series or Classes of the Company may either become feeders into a master fund, or themselves become master funds into which other funds may be feeders.

ARTICLE XII
MEMBERS’ VOTING POWERS AND MEETING

Section 12.1. Voting Powers.

(a) The Members shall have power to vote only: (i) for the election or removal of Directors as and to the extent provided in Section 5.1; (ii) with respect to such additional matters relating to the Company as may be required by applicable law, this Agreement, or any registration of the Company with the Commission (or any successor agency) or any state; and (iii) as the Directors may consider necessary, advisable, or appropriate in their sole discretion.

(b) Notwithstanding any contrary provision contained in this Agreement, on any matters submitted to a vote of the Members, all Shares of the Company then entitled to vote shall be voted in aggregate, except: (i) when required by the Investment Company Act, Shares shall be voted by individual series and/or Class; (ii) when the matter involves any action that the Directors have determined will affect only the interests of one or more series, then, only the Members of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Directors have determined will affect only the interests of one or more Classes, then, only the Member of such Class or Classes shall be entitled to vote thereon.

(c) Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.

(d) There shall be no cumulative voting in the election of Directors.

(e) Notwithstanding any contrary provision contained in this Agreement, to the maximum extent permitted by law, the provisions of Subchapter III of the Delaware Statutory Trust Act, 12 Del. C. Section 3801 et seq., as amended from time to time (the “DSTA”), shall apply to the Company and its affairs as if the Company were a statutory trust formed under the DSTA, the Shares were beneficial interests under the DSTA, the Members were beneficial owners under the DSTA and the Directors were trustees under the DSTA.

Section 12.2. Meetings and Notice.

Annual meetings, defined as the Member meetings at which Directors are annually elected, shall be held on such date and at such time as shall be designated from time to time by the Board and stated in the notice of the meeting, at which the Members shall elect the number of Directors as provided in the Agreement and as the notice for such meeting shall state are to be elected, and transact such other business as may properly be brought before the meeting. Special meetings of Members may be called by the Board from time to time for the purpose of taking action upon any matter requiring the vote or authority of the

Members as herein provided or upon any other matter deemed by the Board to be necessary or desirable.  A meeting shall be held in such place (including that the meeting will be held by remote communication, as applicable) as shall be fixed by resolution of the Board or determined by the chairperson of the Board or president and stated in the notice of the meeting Written notice of any meeting of Members shall be given or caused to be given by the Board in any form and at any time before the meeting as the Board deems appropriate.  Any Member may prospectively or retroactively waive the receipt of notice of a meeting.  Notice shall be deemed to have been given at the time when made by telephone, delivered personally, deposited in the mail or with an overnight courier or sent by facsimile, email, or other electronic means or means of communication.  The business to be transacted at any meeting shall be limited to that stated in such notice of the meeting.  In the absence of fraud, any irregularities in the notice of any meeting or the nonreceipt of any such notice by any of the Members shall not invalidate any action otherwise properly taken at any such meeting.

Section 12.3. Record Dates.

For the purpose of determining the Members which are entitled to vote or act at any meeting or any adjournment thereof, or which are entitled to participate in any distribution, or for the purpose of any other action, the Directors may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the dissolution of the Company), as the Directors may determine; or without closing the transfer books the Directors may fix a date and time not more than 120 days prior to the date of any meeting of Members or other action as the date and time of record for the determination of Members entitled to vote at such meeting or any adjournment thereof or to be treated as Members of record for purposes of such other action, and any Member who was a Member at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Member of record for purposes of such other action, except to the extent that such Member has since that date and time disposed of such Member’s Shares, and no Member becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Member of record for purposes of such other action.  Nothing in this Section shall be construed as precluding the Directors from setting different record dates for different series (or Classes).

Section 12.4. Quorum and Required Vote.

Except when a larger quorum is required by any provision of this Agreement or by applicable law, thirty-three-point-three-three percent (33.33%) of the Shares entitled to vote shall constitute a quorum at a Members’ meeting.  When any one or more series (or Classes) is to vote separately from any other Shares, a majority of the Shares of each such series (or Class) entitled to vote shall constitute a quorum at a Members’ meeting of that series (or Class).  Except when a larger vote is required by applicable law or any provision of this Agreement when a quorum is present at any meeting, a majority of the Outstanding Shares shall decide any questions and, with respect to a Contested Election, shall elect Directors, and, other than with respect to a Contested Election, a plurality of the Shares voted shall elect Directors, provided that where any provision of law or of this Agreement requires that the holders of any series shall vote as a series (or that holders of a Class shall vote as a Class), then, a majority of the Outstanding Shares of that series (or Class) voted on the matter (or a plurality with respect to the election of a Director other than with respect to a Contested Election) shall decide that matter insofar as that series (or Class) is concerned.

Section 12.5. Postponement and Adjournment.

Prior to the date upon which any meeting of Meeting is to be held, the Board, chairperson of the meeting or president may postpone such meeting one or more times for any reason by giving notice to each Member entitled to vote at the meeting so postponed of the place (including that the meeting will be held by remote communication, as applicable), date and hour at which such meeting will be held.  Such notice shall be given not fewer than two (2) days (or such other number of days as the Board shall determine in its sole discretion) before the date of such meeting and otherwise in accordance with Section 12.3.  Any Members’ meeting may be adjourned by the Board, chairperson of the meeting or president one or more times for any reason, including the failure of a quorum to be present at the meeting with respect to any proposal or the failure of any proposal to receive sufficient votes for approval.  No Member vote shall be required for any adjournment.  A Members’ meeting may be adjourned by the Board, chairperson of the meeting or president as to one or more proposals regardless of whether action has been taken on other matters.  No notice of adjournment of a meeting to another time or place need be given to Members if such time and place (including that the meeting will be held by remote communication, as applicable) are announced at the meeting at which the adjournment is taken or notice is given to persons present at the meeting.  Any adjourned meeting may be held at such time and place (including that the meeting will be held by remote communication, as applicable) as determined by the Board, chairperson of the meeting or president in the Board’s or such person’s sole discretion.  Any business that might have been transacted at the original meeting may be transacted at any adjourned meeting.  A new record date need not be set for any postponement or adjournment, but if, after a postponement or adjournment, a new record date is fixed for the postponed or adjourned meeting, an officer of the Company shall give notice of the postponed or adjourned meeting to Members of record entitled to vote at such meeting.  If a quorum is present with respect to any one or more proposals, the chairperson of the meeting may, but shall not be required to, cause a vote to be taken with respect to any such proposal or proposals which vote can be certified as final and effective notwithstanding the adjournment of the meeting with respect to any other proposal or proposals.

Section 12.6. Voting – Proxies.

(a) At all meetings of the Members, every Member of record entitled to vote there at shall be entitled to vote either in person or by proxy, which term shall include proxies provided by such Member, or his duly authorized attorney, through written, electronic, telephonic, computerized, facsimile, telecommunications, telex or oral communication or by any other form of communication, each pursuant to such voting procedures and through such systems as are authorized by the Board or any officer of the Company.  Notwithstanding the foregoing, if a proposal is submitted to a vote of the Members of any series or Class by anyone other than the officers or Directors, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Directors, shares may be voted only in person or by written proxy. Proxies may be solicited in the name of one or more Directors or one or more officers of the Company.

(b) Unless the proxy provides otherwise, it shall not be valid for more than 11 months before the date of the meeting.  All proxies shall be delivered to the secretary or other person responsible for recording the proceedings before being voted. A valid proxy which does not state that it is irrevocable shall continue in full force and effect unless: (i) revoked by the person executing it before the vote pursuant to that proxy is taken: (A) by a writing delivered to the Company stating that the proxy is revoked; (B) by a subsequent proxy executed by such person; or (C) the person executing that proxy attends the meeting in person; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Company before the vote pursuant to that proxy is counted.  Unless revoked, any proxy given in connection with a postponed or adjourned meeting for which a new record date is fixed shall continue to be valid so long as the Member giving such proxy is a Member of record on such new such record date.

 (c) A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Company receives a specific written notice to the contrary from any one of them in which case such proxy shall not be valid and no vote shall be received in respect of such Shares unless all persons holding such Shares shall agree on their manner of voting. Unless otherwise specifically limited by their terms, proxies shall entitle the Member to vote at any adjournment of a Members’ meeting.

(d) Subject to the provisions of the Delaware Act and this Agreement, the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, shall govern all matters concerning the giving, voting or validity of proxies, as if the Company were a Delaware corporation and the Members were stockholders of a Delaware corporation.

Section 12.7. Organization.

(a) The meetings of Members shall be presided over by the president, or if the president is not present, by the chairperson, or if the chairperson is not present, by any vice president, unless there is a senior vice president, or if none of them is present, then, any officer of the Company appointed by the president to act on the president’s behalf shall preside over such meetings.  The secretary, if present, shall act as a secretary of such meetings, or if the secretary is not present or is otherwise presiding over the meeting in another capacity, an assistant secretary, if any, shall so act.  If neither the secretary nor the assistant secretary is present or, if present, the secretary is otherwise presiding over the meeting in another capacity, then, any such person appointed by the secretary to act on the secretary’s behalf shall act as secretary of such meetings.

(b) The Board shall be entitled to make such rules and regulations for the conduct of meetings of Members as it shall deem necessary, advisable, appropriate, or convenient, and, subject to this Agreement and such rules and regulations of the Board, if any, the chairperson of any meeting of the Members or the president shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson or president, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing: an agenda or order of business for the meeting; the procedures for conduct of business at the meeting, including regulation of the manner of voting, the conduct of discussion, the appointment of inspectors, the adjournment of the meeting, and the determination of all questions relating to the qualifications of voters, the validity of proxies, and the acceptance or rejection of votes; rules and procedures for maintaining order at the meeting and the safety of those present; restrictions on entry to the meeting after the time fixed for the commencement thereof; limitations on the time allotted to questions or comments by participants; and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot.  Unless and to the extent the Board, chairperson of the meeting or president determines otherwise, meetings of Members shall not be held in accordance with the rules of parliamentary procedure.

Section 12.8. Nominations and Proposals by Members.

(a) Nominations of persons for election as a Director and the proposal of other business to be considered by the Members may be made at an annual meeting of Members (i) pursuant to the Company’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Directors or any committee thereof or (iii) by any Member who was a Member of record at the time the notice provided for in this Section 12.9 is delivered to the secretary and at the time of the annual meeting, who held Shares continuously for such period, who is entitled to vote at the meeting, and who complied with the notice procedures set forth in this Section 12.9.

For nominations for election as a Director or other business to be properly brought before an annual meeting by a Member pursuant to this Section 12.9(a), the Member must have given timely notice thereof in writing to the secretary of the Company and any such proposed business (other than nominations of persons for election as a Director) must otherwise be a proper matter for action by Members.  Without limiting the generality of the foregoing, no proposal may be made with respect to any matter that the

Members do not have the right to vote on under this Agreement. To be timely, a Member’s notice must be delivered to the secretary at the principal executive office of the Company by not later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty days from the anniversary date of the mailing of the notice for the preceding year’s annual meeting, notice by the Member to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Company. In no event shall the public announcement of a postponement of the mailing of the notice for such annual meeting or of an adjournment or postponement of an annual meeting to a later date or time commence a new time period for the giving of a Member’s notice as described above. A Member’s notice to be proper must set forth: (a) as to the Member giving the notice and the beneficial owners, if any, on whose behalf the nomination or proposal is made (i) the name and address of such Member, as they appear in the Company’s books, and of such beneficial owner, (ii) the Class or series, if any, and number of all Shares of the Company owned beneficially and of record by Member at the time the recommendation is submitted and the dates on which such Shares were acquired, specifying the number of Shares owned beneficially, (iii) a description of all arrangements, agreements, or understandings between the Member and any other person or persons (including their names) pursuant to which the Member’s recommendation is being made (including, in the case of a nomination, the candidate), and if none, so specify, (iv) a representation, which is complied with, that the Member is a Member of record of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (v) a representation, which is complied with, that the Member or the beneficial owner, if any, intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to Members entitled to cast the requisite number of votes to approve or adopt the proposal or elect the nominee, and (vi) any other information relating to such Member and beneficial owner, if any, that must be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved), or otherwise would be required, in each case pursuant to the Exchange Act and the rules and regulations promulgated thereunder; (b) as to each person whom the Member proposes to nominate for election as a Director (i) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a Director or director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references, (ii) information as to whether the candidate is, has been or may be an Interested Person of the Company or any affiliate of the Company, and, if believed not to be or have been an Interested Person information regarding the candidate that will be sufficient for the Directors to make such determination, (iii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director of the Company, if elected, (iv) the Class or series, if any, and number of all Shares of the Company or any other Company owned of record or beneficially by the candidate, as reported by the candidate, and (v) such other information that would be helpful to the Directors in evaluating the candidate; and (c) as to any other business that the Member proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such Member and the beneficial owner, if any, on whose behalf the proposal is made.

A Member providing notice of any nomination or any other business proposed to be made at a meeting shall further update and supplement such notice so that: (a) the information provided in such notice pursuant to this Section 12.9 shall be complete and correct as of the record date for determining the

Members entitled to receive notice of the meeting, and such update and supplement shall be delivered to, or be mailed and received by, the secretary at the principal executive office of the Company not later than five (5) business days after the record date for determining the Members entitled to receive notice of such meeting and (b) with respect to nominations of persons for election as a Director, any additional information reasonably requested by the Board to determine that each person whom the Member proposes to nominate for election as a Director is qualified to act as a Director, including information reasonably requested by the Board to determine that such proposed candidate has met the Director qualifications as set out in Section 5.9, is provided, and such update and supplement shall be delivered to, or be mailed and received by, the secretary at the principal executive office of the Company not later than five (5) business days after the request by the Board for additional information regarding Director qualifications has been delivered to, or mailed and received by, such Member providing notice of any nomination.

(b) Only such business shall be conducted at a special meeting of Members as shall have been brought before the meeting pursuant to the Company’s notice of meeting.  Nominations of persons for election to the Directors may be made at a special meeting of Members at which Directors are to be elected (i) pursuant to the Company’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Directors or any committee thereof or (iii) provided that the Directors have determined that Directors shall be elected at such special meeting, by any Member of the Company who is a Member of record both at the time the notice provided for in this Section 12.9(b) is delivered to the secretary and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12.9(b).  In the event the Company calls a special meeting of Members for the purpose of electing one or more Directors, any such Member may nominate a person or persons (as the case may be) for election to such position as specified in the Company’s notice of meeting, if the Member’s notice containing the information required by Section 12.9(a) shall have been delivered to the secretary at the principal offices of the Company not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and the nominees proposed by the Directors to be elected at such meeting.  In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a Member’s notice as described above.

(c) Only such persons who are nominated in accordance with the procedures and requirements set forth in this Section 12.9 shall be eligible to serve as Director, and only such business shall be conducted at a meeting of Members as shall have been brought before the meeting in accordance with the procedures and requirements set forth in this Section 12.9. The chairperson of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures and requirements set forth in this Section 12.9 and, if any proposed nomination or other business is not in compliance with this Section 12.9, to declare that such nomination or proposal shall be disregarded. Without limiting the generality of the foregoing or any other requirements herein, (i) a Member shall be disqualified from bringing any business proposed to be brought before a meeting if any of the information in such Member’s notice, or provided in connection therewith, is not correct and complete or if such Member does not comply fully with the representations in such notice and (ii) if the Member (or a qualified representative of such Member) does not appear at the annual or special meeting of Members of the Company to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this Section 12.9, to be considered a qualified representative of a Member, a person must be a duly authorized officer, manager or partner of such Member or must be authorized by a writing executed by such Member or an electronic transmission delivered by such Member to act for such Member as proxy at the meeting of Members and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Members.

For purposes of this Section 12.9 (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of Directors and (b) “public announcement” shall mean disclosure (i) in a press release either transmitted to the principal securities exchange on which Shares of the Company are traded or reported by a recognized news service or (ii) in a document publicly filed by the Company with the Commission.

(d) Notwithstanding the foregoing provisions of this Section 12.9, a Member shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12.9.  Nothing in this Section 12.9 shall be deemed to affect any right of a Member to request inclusion of a proposal in, nor the right of the Company to omit a proposal from, the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

(e) The Board may from time to time require any individual nominated to serve as a Director to agree in writing with regard to matters of business ethics and confidentiality while such nominee serves as a Director, such agreement to be on the terms and in a form determined satisfactory by the Board, as amended and supplemented from time to time in the discretion of the Board.

Section 12.9. Inspectors of Election.  Before any meeting of Members, the Board prior thereto may, or, if the Board has not so acted, the chairman of the meeting may, appoint one or more persons, other than nominees for the office of Director, to act as inspectors of election at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3).  The inspectors shall:

(a) Subscribe an oath or affirmation to execute faithfully the duties of inspector at such election with strict impartiality and according to the best of their ability;
(b) Determine the number of Shares Outstanding and the voting power of each of the Shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;
(c) Receive votes, ballots or consents;
(d) Hear and determine all challenges and questions in any way arising in connection with the right to vote;
(e) Count and tabulate all votes or consents;
(f) Determine the result;
(g) Make a certificate of the result of the vote taken; and
(h) Do any other acts that may be proper to conduct the election or vote with fairness to all Members.

Section 12.10. Action by Written Consent.

Any action taken by Members may be taken without a meeting if Members entitled to cast a sufficient number of votes to approve the matter as required by statute or this Agreement, as the case may be, consent to the action in writing.  Such written consents shall be filed with the records of the meetings of Members.  Such consent shall be treated for all purposes as a vote taken at a meeting of Members and shall bind all Members and their respective successors or assigns.

Section 12.12. Classes and Series.

The references in this Article XII to meetings, quorum, voting and actions by written consent (and any related matters) of Members shall be understood to apply separately to individual Classes or series of Members where the context requires.

ARTICLE XIII
GENERAL PROVISIONS

Section 13.1. Addresses and Notices.

Any notice, demand, request, report, or proxy materials required or permitted to be given or made to a Member under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail, or by other means of written communication to the Member at the address described below.  Any notice, report, or payment to be given or made to a Member hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, report, or payment to the Record Holder of such Shares at such Record Holder’s address (including email address) as shown on the records of the Company (or the Transfer Agent, if any), regardless of any claim of any Person which may have an interest in such Shares by reason of any assignment or otherwise.  An affidavit or certificate of making of any notice, report, or payment in accordance with the provisions of this Section 13.1 executed by the Company, the Transfer Agent (if any), or the mailing organization shall be prima facie evidence of the giving or making of such notice, report, or payment.  If any notice, report, or payment addressed to a Record Holder at the address of such Record Holder appearing on the books and records of the Company (or the Transfer Agent, if any) is returned by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, or is returned by the email server with a message indicating that the email server is unable to deliver the email, such notice, report, or payment and any subsequent notices, reports and payments shall be deemed to have been duly given or made without further mailing or emailing (until such time as such Record Holder or another Person notifies the Company (or the Transfer Agent, if any) of a change in his address (including email address)) if they are available for the Member at the principal office of the Company for a period of one year from the date of the giving or making of such notice, report, or payment to the other Members.  Any notice to the Company shall be deemed given if received by the Board at the principal office of the Company designated pursuant to Section 2.3 or at the Company’s principal email address for Member communications, investments@fundrise.com.  The Directors may rely and shall be protected in relying on any notice or other document from a Member or other Person if believed by the Directors to be genuine.

Section 13.2. Further Action.

The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary, advisable, or appropriate to achieve the purposes of this Agreement.

Section 13.3. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, legal representatives, executors, administrators, successors and permitted assigns.

Section 13.4. Integration.

This Agreement constitutes the entire agreement among the parties hereto, and supersedes all prior agreements and understandings, pertaining to the subject matter hereof.

Section 13.5. Creditors.

None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Company.

Section 13.6. Waiver.

No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement, or condition.

Section 13.7. Counterparts.

This Agreement and any document, consent, or instrument referenced in or contemplated by this Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. A signed copy of this Agreement delivered by facsimile, email, or other electronic means shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.  Unless otherwise determined by the Board in its sole discretion, each party shall become bound by this Agreement immediately upon the Company’s receipt of such party’s signed copy of this Agreement.

Section 13.8. Applicable Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflict of laws.

Section 13.9. Severability.

If any term or provision of this Agreement is held to be invalid, illegal, or unenforceable under applicable law in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.  Upon any determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
Section 13.10. Consent of Members.

Each Member hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Members or without Member approval, such action may be so taken upon the concurrence of less than all of the Members or without Member approval and each Member shall be bound by the results of such action.

Section 13.11. Facsimile and Electronic Signatures.

The use of facsimile or other electronic signatures affixed in the name and on behalf of the Transfer Agent, if any, on certificates or other documents (if uncertificated) representing Shares is expressly permitted by this Agreement.

Section 13.12. Inspection of Records and Reports.

Every Director shall have the right at any reasonable time to inspect all books, record and documents of every kind and the physical properties of the Company.  This inspection by a Director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.  Except as expressly provided in Section 13.13 below, no Member shall have any right to inspect any account, book, or document of the Company that is not publicly available, except as conferred by the Directors.  The books and records of the Company may be kept at such place or places as the Board may from time to time determine, except as otherwise required by law.

Section 13.13. Filings of Copies.

The original or a copy of this Agreement shall be kept at the office of the Company where it may be inspected by any Member. Any Person dealing with the Company may rely on a certificate by an officer of the Company as to any matters in connection with the Company hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Company to be a copy of this Agreement.  To the extent permitted by the Investment Company Act: (a) any document, consent, instrument, or notice referenced in or contemplated by this Agreement that is to be executed by one or more Directors may be executed by means of original, facsimile, or electronic signature; and (b) any document, consent, instrument, or notice referenced in or contemplated by this Agreement that is to be delivered by one or more Directors may be delivered by facsimile, email, or other electronic means, unless, in the case of either clause (a) or clause (b), otherwise determined by the Directors.

Section 13.14. Directors May Resolve Ambiguities.

The Directors may construe any of the provisions of this Agreement insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Directors in good faith shall be conclusive as to the meaning to be given to such provisions.

Section 13.15. Liability of Third Persons Dealing with Directors.

No Person dealing with the Directors shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Directors or to see to the application of any payments made or property transferred to the Company or upon its order.

Section 13.16. Jurisdiction

Unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for any suit, action or proceeding brought by or in the right of any Member or any Person claiming any interest in any Shares or other securities of the Company seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the Company, any series or Class or any Shares or other securities of the Company, and any claim of any nature against the Company, any series or Class, the Directors or officers or employees of the Company, including, without limitation (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee of the Company to the Company, any series or Class or the Members or holders of other securities of the Company, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Act, (iv) any action to interpret, apply, enforce or determine the validity of this Agreement or (v) any action asserting a claim governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Delaware Action”); provided, however, that unless the Company consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law (including the Exchange Act, the Investment Company Act and the Securities Act) (each a “Federal Securities Action” and together with a Delaware Action, a “Covered Action”).  Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Company shall be (i) deemed to have notice of and consented to the provisions of this Section 13.16, and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in this Section 13.16.  IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL MEMBERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW.  Except as otherwise provided below, all Members and other such Persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such Person at the address shown on the books and records of the Company for such Person or at the address of the Person shown on the books and records of the Company with respect to the Shares that such Person claims an interest in.  Service of process in any such suit, action or proceeding against the Company or any Director or officer of the Company may be made at the address of the Company’s registered agent in the State of Delaware.  Any service so made shall be effective as if personally made in the State of Delaware.

If any Covered Action is filed in a court other than the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware or the Federal District Courts of the United States of America, as applicable as set forth above (a “Foreign Action”), in the name of any Member or holder of other securities of the Company (each such Member and other holder referred to in this paragraph as a “Member”), such Member shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware or the Federal District Courts of the United States of America, as applicable, in connection with any action brought in any such courts to enforce the first paragraph of this Section 13.16 (an “Enforcement Action”) and (ii) having service of process made upon such Member in any such Enforcement Action by service upon such Member’s counsel in the Foreign Action as agent for such Member.  Furthermore, if any Member shall initiate or assert a Foreign Action without the written consent of the Company, then each such Member shall be obligated jointly and severally to reimburse the Company and any officer or Director of the Company made a party to such proceeding for all fees, costs and expenses of every kind and description (including, but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the parties may incur in connection with any successful motion to dismiss, stay or transfer such Foreign Action based upon non-compliance with this Section 13.16.

If any provision or provisions of this Section 13.16 shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of this Section 13.16 (including, without limitation, each portion of any sentence of this Section 13.16 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

Section 13.17. Derivative Actions.

In addition to the requirements under applicable law, a Member or Members may bring a derivative action on behalf of the Company only if the following conditions are met:

 (a) The Member or Members must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed.  For purposes of this Section 13.17, a demand on the Board shall be deemed not likely to succeed and therefore excused only if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Directors who are not “independent Directors” (as such term is defined in the Investment Company Act);

(b) Unless a demand is not required under Section 13.17(a), Members eligible to bring such derivative action under applicable law who hold at least a majority of the Outstanding Shares of the Company shall join in the demand for the Board to commence such action.  If a demand is not required under Section 13.17(a), Members eligible to bring such derivative action under applicable law who hold at least 10% of the Outstanding Shares of the Company shall join in the demand for the Board to commence such action; and

(c) Unless a demand is not required under Section 13.17(a), the Board must be afforded a reasonable amount of time to consider such Member request and to investigate the basis of such claim.  The Board shall be entitled to retain counsel or other advisors in considering the merits of the demand and may require an undertaking by the Members making such demand to reimburse the Company for the fees and expense of any such counsel or other advisors and other out of pocket expenses of the Company, in the event that the Board determines not to bring such action.  The Company is hereby permitted to redeem or repurchase Shares of any Member liable to the Company under this Section 13.17 (c) at a value determined by the Board in accordance with the Investment Company Act and other applicable law, and to set off against and retain any distributions otherwise payable to any Member liable to the Company under this Section 13.17(c), in payment of amounts due hereunder.

(d) For purposes of this Section 13.17, the Board may designate a committee of one Director to consider a Member demand if necessary to create a committee with a majority of Directors who are “independent Directors” (as such term in defined in the Investment Company Act).

(e) To the maximum extent permitted by law, each Member acknowledges and agrees that any alleged injury to the assets of the Company, any diminution in the value of the Member’s shares, or any other claim arising out of or relating to an allegation regarding the actions, inaction, or omissions of or by the Directors, the Company’s officers or an investment adviser of the Company is a legal claim belonging only to the Company and not to the Members individually.  Accordingly, all Members shall be bound to bring any and all such claims pursuant only to the provisions of this Section 13.17. The Members acknowledge that, for these purposes, the Company is deemed to be a separate and distinct legal entity.

Section 13.18. No Direct Claims.

No group of Members shall have the right to bring or maintain a direct action or claim for monetary damages against the Company or the Directors predicated upon an express or implied right of action under this Agreement or the Investment Company Act, nor shall any single Member, who is similarly situated to one or more other Members with respect to the alleged injury, have the right to bring such an action, unless Members who hold at least 10% of the Outstanding Shares of the Company have obtained authorization from the Directors to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Directors. A request for authorization shall be mailed to the secretary of the Company at the Company’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the group of Members or Member to support the allegations made in the request. The Directors shall consider such request within 90 days of its receipt by the Company. In their sole discretion, the Directors may submit the matter to a vote of Members of the Company or series or class of shares, as appropriate. Any decision by the Directors to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Members, shall be made in their business judgment and shall be binding on all Members. The Board shall be entitled to retain counsel or other advisors in considering the merits of any request for authorization to bring a direct action and may require an undertaking by the Members making such request to reimburse the Company for the fees and expense of any such counsel or other advisors and other out of pocket expenses of the Company, in the event that the Board determines not to bring such action. The Company is hereby permitted to redeem or repurchase Shares of any Member liable to the Company under this Section 13.18 at a value determined by the Board in accordance with the Investment Company Act and other applicable law, and to set off against and retain any distributions otherwise payable to any Member liable to the Company under this Section 13.18, in payment of amounts due hereunder. For purposes of this Section 13.18, the Board may designate a committee of one Director to consider a Member request for authorization to bring a direct action if necessary to create a committee with a majority of Directors who are independent directors.

Section 13.19. Limitation on Damages.

IN NO EVENT SHALL THE COMPANY BE LIABLE TO A MEMBER FOR ANY LOST PROFITS OR SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES, EVEN IF INFORMED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING SHALL BE INTERPRETED AND HAVE EFFECT TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, RULE, OR REGULATION.

ARTICLE XIV
TRANSFER RESTRICTIONS

Section 14.1. Transfer Restrictions

During the period beginning on the date of the commencement of trading of shares of Common Stock on a national securities exchange or national securities association registered with the SEC (the “Trading Date”) following a Listing (as defined below) and ending at the expiration of six months after the Trading Date, any transfer (whether by sale, gift, merger, operation of law or otherwise), exchange, assignment, pledge, hypothecation or other disposition or encumbrance (collectively, “Transfer”) of any shares of Common Stock acquired by a stockholder prior to February 20, 2026 shall be prohibited, and therefore not effective, until the Effective Date described in this Article XIV except that the Investment Manager is empowered to provide prior written consent with respect to all or any portion of the shares of Common Stock otherwise subject to a restriction on Transfer under this Article XIV, provided that (i) such prior written consent shall be provided on a pro rata basis with regard to shares of Common Stock; and (ii) the Transfer shall be made in accordance with applicable securities and other laws.
The term “Listing” means the listing of the shares of Common Stock on a national securities exchange or national securities association registered with the SEC. The “Effective Date” shall mean six months after the Trading Date for all of the shares of Common Stock acquired by a stockholder prior to February 20, 2026.

Any purported Transfer of any shares of Common Stock effected in violation of this Article XIII shall be void ab initio and shall have no force or effect, and the Company shall not register or permit registration of (and shall direct its transfer agent, if any, not to register or permit registration of) any such purported Transfer on its books and records.

IN WITNESS WHEREOF, this Amended and Restated Limited Liability Company Agreement has been executed as of the date first written above.

INVESTMENT MANAGER:
FUNDRISE ADVISORS, LLC

By:
Name:
Title:

INITIAL MEMBER:
RISE COMPANIES CORP.

By:
Name:
Title:

ADDITIONAL MEMBERS NOW AND HEREAFTER ADMITTED:

BY: FUNDRISE ADVISORS, LLC

By:
Name:
Title:

[Signature Page to Amended and Restated Limited Liability Company Agreement
of Fundrise Innovation Fund, LLC]